UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Bond Debenture Fund

For the fiscal year ended December 31, 2021

Table of Contents

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

10	Schedule of Investments

58	Statement of Assets and Liabilities

60	Statement of Operations

61	Statements of Changes in Net Assets

62	Financial Highlights

66	Notes to Financial Statements

84	Report of Independent Registered Public Accounting Firm

85	Supplemental Information to Shareholders

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2021, the Fund returned 3.26%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,1 which returned -1.54% over the same period.

The twelve-month period brought heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. However, U.S. risk assets generally exhibited positive performance, despite stretches of instability throughout the year. U.S. equities performed the best, highlighted by the three major U.S. equity indices, which all gained over 20% for the year. Within credit, lower quality credit outperformed higher quality tiers. High yield bonds, as represented by the ICE BofA U.S. High Yield Constrained Index2, returned 5.35% for the period, compared to investment grade bonds, as represented by the ICE BofA U.S. Corporate Index3, which returned -0.95%. Other asset classes also exhibited solid performance throughout the year. Convertible bonds, represented by the ICE BofA U.S. Convertible Index4, and leveraged loans, as represented by the Credit Suisse Leveraged Loan Index5, posted returns of 6.35% and 5.41%, respectively.

While U.S. markets performed well, COVID-19 remained a significant headwind across all global markets throughout the year. However, the development and acceleration of access to COVID-19 vaccinations created a more positive sentiment around the virus, as both infections and hospitalization trends improved throughout much of the first quarter of 2021. The decline in cases was short-lived, however, as the emergence of new variants of the COVID-19 virus throughout the year posed significant obstacles to the ongoing recovery of the U.S. economy. The Delta variant caused new waves of positive cases and increased hospitalizations around the world and weighed directly on global growth in the third quarter of 2021. This was evident in equity markets in September, as the three major U.S. indices faced their largest monthly pullbacks since the onset of the pandemic in March 2020. U.S. markets succumbed to another COVID-19 related sell-off towards the end of the year due to emergence of the Omicron variant. Given its high rate of transmission and ability to evade immunity from standard vaccination dosages, this variant caused a major risk-off shift in investor sentiment. Major indices experienced one of their worst performing trading sessions of the year on November 26th, highlighted by the Dow Jones Industrial Average having its worst session since October 2020.

While the emergence of these new variants dampened the global growth outlook, U.S. markets continued to be bolstered by ongoing support from the U.S. Federal Reserve (“Fed”) via central bank liquidity. The Fed remained extremely accommodative throughout the year, keeping the Federal Fund’s rate near zero to boost U.S. economic recovery. Notably, the Fed’s balance sheet ballooned to almost $9 trillion in the latter part of the year, up from $4.4 trillion prior to the start of the pandemic. U.S. markets were also bolstered by ongoing fiscal stimulus. After having passed an approximately $1.9 trillion stimulus bill in March featuring direct payments to households affected by the pandemic, Congress later passed an approximately $1.2 trillion physical infrastructure package that featured more than $550 billion in new spending.

Although this increased stimulus benefited U.S. markets, it also contributed to concerns of increasing inflation in the U.S. economy by boosting post-lockdown consumer demand. Following a relatively modest increase in the first quarter of 2021, consumer prices accelerated higher throughout the remainder of the year, averaging gains of approximately 5.3% year-over-year from April to September, the fastest annual increase since 2008. Inflation concerns were truly manifested in the November Consumer Price Index (CPI) report, which revealed headline consumer prices up 6.8% year-over-year, the highest levels since June 1982. In addition to stimulative policy, supply chain constraints also played an integral part in driving inflation higher. Many industries were unable to consistently meet pent up consumer demand, and production bottlenecks caused by the pandemic led to shortages of goods and, therefore, heavy price increases from supply and demand imbalances.

Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021 in that it was mostly transitory. It was not until the fourth quarter that the Fed pivoted to a more hawkish stance on inflation. Despite the lack of surprises from the early November Federal Open Market Committee (FOMC) meeting, there was a notable shift in tone from the Fed, as Chairman Jerome Powell indicated that it may be appropriate for the central bank to consider wrapping up its taper a few months sooner than initially envisioned. Shortly thereafter, the FOMC announced at its December meeting that it would accelerate its tapering of asset purchases by $30 billion per month, up from the original $15 billion. In the post-meeting press conference, Chairman Powell indicated that the accelerated taper would put the bank in a better position to address issues, including high inflation. While this adjustment was widely expected, the December meeting did also reveal the new median Fed projection for three interest rate hikes in 2022, up from the September forecast in which the median projection called for one rate hike in 2022. These new projections were aimed towards curbing inflation, which Chairman Powell said may be more persistent. Looking forward, however, some economists noted that the rate path was only increased by a cumulative one hike through 2024 and indicated that the core personal consumption expenditures (PCE) outlook still suggested transitory inflation, despite the Fed removing its reference to “transitory”.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. This approach helped the Fund outperform its benchmark by over 400 bps during the twelve-month period ending December 31, 2021. Exposure to several asset classes contributed to this performance, including high-yield bonds, bank loans and U.S. equities. High yield bonds were the most significant contributor to relative performance for the Fund. Overall, high yield bonds benefited from the continued global economic recovery and corporate earnings beats, which led to tighter credit spreads to offset the headwinds of rising U.S. Treasury yields. Many of the Fund’s high yield investments were in the energy sector which was supported in 2021 by higher global energy demand and rising oil prices. Bank loans also provided solid returns for the period as the asset class benefited from improving credit conditions and robust retail demand, while their floating rate nature provided protection from rising rates. U.S equity markets also benefited from several tailwinds throughout the year, including continued supportive financial conditions and expansion of central bank balance sheets, as well as record corporate earnings beats. The Fund’s exposure to growth-oriented equities, particularly in the software sector, contributed to relative performance in the period as growth outperformed value despite the broader economic normalization trend and rising rates.

The Fund held a slight allocation to mortgage-backed securities which detracted from performance, as the sector underperformed more credit-sensitive assets due to increased interest rate volatility. The Fund held a modest allocation to sovereign bonds which also detracted from relative performance in 2021. Some of these investments were in nations considered to be emerging markets which experienced increased sensitivity throughout the year due to economic disruptions caused by the different COVID-19 variant surges.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities.

2   The ICE BofA U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

3   The ICE BofA U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market.

4   The ICE BofA U.S. Convertible Index contains issues that are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

5   The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance

does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended December 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.98%	5.29%	6.17%	–
Class C4	1.60%	5.09%	5.74%	–
Class F5	3.48%	5.87%	6.56%	–
Class F3[6]	3.53%	–	–	5.78%
Class I5	3.46%	5.95%	6.65%	–
Class P5	3.01%	5.55%	6.32%	–
Class R2[5]	2.85%	5.35%	6.04%	–
Class R3[5]	3.07%	5.46%	6.15%	–
Class R4[7]	3.21%	5.72%	–	5.48%
Class R5[7]	3.47%	5.99%	–	5.75%
Class R6[7]	3.53%	6.06%	–	5.82%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2021 is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/21 – 12/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/21 -
	7/1/21	12/31/21	12/31/21
Class A
Actual	$1,000.00	$1,002.20	$3.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class C
Actual	$1,000.00	$ 999.00	$7.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class F
Actual	$1,000.00	$1,003.90	$3.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class F3
Actual	$1,000.00	$1,003.50	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.74	$2.50
Class I
Actual	$1,000.00	$1,003.10	$2.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85
Class P
Actual	$1,000.00	$1,001.30	$5.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19
Class R2
Actual	$1,000.00	$1,000.20	$5.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class R3
Actual	$1,000.00	$1,001.90	$5.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class R4
Actual	$1,000.00	$1,002.00	$4.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class R5
Actual	$1,000.00	$1,003.20	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91
Class R6
Actual	$1,000.00	$1,003.50	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.74	$2.50

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.76% for Class A, 1.40% for Class C, 0.66% for Class F, 0.49% for Class F3, 0.56% for Class I, 1.02% for Class P, 1.16% for Class R2, 1.06% for Class R3, 0.81% for Class R4, 0.57% for Class R5 and 0.49% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2021

Sector*	%**
Asset Backed Securities	6.32%
Automotive	0.02%
Basic Materials	3.18%
Capital Goods	0.02%
Communications	7.85%
Consumer Goods	0.06%
Consumer, Cyclical	13.77%
Consumer, Non-cyclical	12.84%
Energy	13.13%
Financial	12.61%
Government	4.87%
Industrial	7.53%
Media	0.10%
Mortgage Securities	5.53%
Retail	0.02%
Service	0.01%
Technology	8.29%
Transportation	0.04%
Utilities	3.01%
Repurchase Agreements	0.52%
Money Market Funds(a)	0.25%
Time Deposits(a)	0.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.24%

ASSET-BACKED SECURITIES 6.25%

Automobiles 0.54%
Avis Budget Rental Car Funding AESOP LLC 2021-2A D†	4.08%		2/20/2028	$16,000	$15,908,286
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%		7/15/2027	5,750	6,032,907
Exeter Automobile Receivables Trust 2021-2A E†	2.90%		7/17/2028	23,776	23,531,509
Hertz Vehicle Financing III LP 2021-2A D†	4.34%		12/27/2027	20,000	20,005,712
Hertz Vehicle Financing LLC 2021-1A D†	3.98%		12/26/2025	30,000	29,875,452
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	58,047	57,734,063
Total					153,087,929

Credit Card 0.23%
Genesis Sales Finance Master Trust 2021-AA A†	1.20%		12/21/2026	25,102	24,785,544
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	40,297	41,339,927
Total					66,125,471

Other 5.48%
AMMC CLO Ltd. 2021-24A C†	2.434% (3 Mo. LIBOR + 2.20%	)#	1/20/2035	17,180	17,197,051
AMMC CLO Ltd. 2021-24A D†	3.634% (3 Mo. LIBOR + 3.40%	)#	1/20/2035	10,800	10,854,174
AMMC CLO XII Ltd. 2013-12A DR†	2.846% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	3,859	3,771,430
AMMC CLO XIII Ltd. 2013-13A A2LR†	1.824% (3 Mo. LIBOR + 1.70%	)#	7/24/2029	3,440	3,442,625
AMMC CLO XIII Ltd. 2013-13A B1LR†	3.724% (3 Mo. LIBOR + 3.60%	)#	7/24/2029	5,000	4,981,534
Apidos CLO XXIII 2015-23A AR†	1.344% (3 Mo. LIBOR + 1.22%	)#	4/15/2033	4,000	4,002,570
Apidos CLO XXXV 2021-35A D†	2.782% (3 Mo. LIBOR + 2.65%	)#	4/20/2034	12,070	12,012,166
Applebee’s Funding LLC/IHOP Funding LLC 2019-1A A2I†	4.194%		6/5/2049	29,519	29,968,113
Applebee’s Funding LLC/IHOP Funding LLC 2019-1A A2II†	4.723%		6/5/2049	19,986	20,628,504
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D†	2.99% (1 Mo. LIBOR + 2.90%	)#	11/15/2036	46,980	46,940,946
Ares XLII CLO Ltd. 2017-42A D†	3.578% (3 Mo. LIBOR + 3.45%	)#	1/22/2028	6,250	6,258,943

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Avant Loans Funding Trust 2021-REV1 A†	1.21%		7/15/2030	$26,440	$26,245,603
Bain Capital Credit CLO Ltd. 2021-2A C†	2.222% (3 Mo. LIBOR + 2.10%	)#	7/16/2034	9,000	9,022,601
Bain Capital Credit CLO Ltd. 2021-6A C†	2.273% (3 Mo. LIBOR + 2.05%	)#	10/21/2034	14,280	14,280,082
Bain Capital Credit CLO Ltd. 2021-6A D†	3.323% (3 Mo. LIBOR + 3.10%	)#	10/21/2034	15,910	15,910,865
Barings CLO III Ltd. 2019-3A DR†	2.932% (3 Mo. LIBOR + 2.80%	)#	4/20/2031	11,750	11,735,600
Benefit Street Partners CLO XIX Ltd. 2019-19A B†	2.124% (3 Mo. LIBOR + 2.00%	)#	1/15/2033	7,922	7,928,860
BlueMountain CLO XXVIII Ltd. 2021-28A D†	3.024% (3 Mo. LIBOR + 2.90%	)#	4/15/2034	17,280	17,194,748
Carlyle US CLO Ltd. 2019-4A B†	2.824% (3 Mo. LIBOR + 2.70%	)#	1/15/2033	15,609	15,617,329
Carlyle US CLO Ltd. 2021-10A C†	2.172% (3 Mo. LIBOR + 2.05%	)#	10/20/2034	10,970	10,788,747
Carlyle US CLO Ltd. 2021-10A D†	3.422% (3 Mo. LIBOR + 3.30%	)#	10/20/2034	18,780	18,872,651
Carlyle US CLO Ltd. 2021-1A B†	1.924% (3 Mo. LIBOR + 1.80%	)#	4/15/2034	13,250	13,168,615
Carlyle US CLO Ltd. 2021-1A C†	2.924% (3 Mo. LIBOR + 2.80%	)#	4/15/2034	17,030	16,963,687
Cedar Funding XIV CLO Ltd. 2021-14A C†	1.974% (3 Mo. LIBOR + 1.85%	)#	7/15/2033	11,400	11,401,026
CIFC Funding Ltd. 2021-1A D†	3.074% (3 Mo. LIBOR + 2.95%	)#	4/25/2033	16,080	16,140,126
Dryden 30 Senior Loan Fund 2013-30A DR†	2.756% (3 Mo. LIBOR + 2.60%	)#	11/15/2028	18,138	17,288,468
Dryden 61 CLO Ltd. 2018-61A CR†	1.872% (3 Mo. LIBOR + 1.75%	)#	1/17/2032	9,478	9,465,979
Dryden 61 CLO Ltd. 2018-61A DR†	3.222% (3 Mo. LIBOR + 3.10%	)#	1/17/2032	20,190	20,190,552
Dryden 72 CLO Ltd. 2019-72A DR†	3.156% (3 Mo. LIBOR + 3.00%	)#	5/15/2032	7,000	6,957,051
Dryden 90 CLO Ltd. 2021-90A D†	3.16% (3 Mo. LIBOR + 3.00%	)#	2/20/2035	11,450	11,509,627
Eaton Vance CLO Ltd. 2013-1A C3R†	3.524% (3 Mo. LIBOR + 3.40%	)#	1/15/2034	14,190	14,313,511
Elmwood CLO VIII Ltd. 2021-1A C1†	2.082% (3 Mo. LIBOR + 1.95%	)#	1/20/2034	18,920	18,856,223

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Elmwood CLO VIII Ltd. 2021-1A D1†	3.132% (3 Mo. LIBOR + 3.00%	)#	1/20/2034	$14,190	$14,166,077
Galaxy XXI CLO Ltd. 2015-21A AR†	1.152% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	5,311	5,314,148
Greywolf CLO III Ltd. 2020-3RA A1R†	1.418% (3 Mo. LIBOR + 1.29%	)#	4/15/2033	20,101	20,120,808
Greywolf CLO VII Ltd. 2018-2A A1†	1.312% (3 Mo. LIBOR + 1.18%	)#	10/20/2031	10,000	9,995,319
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	2.274% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	5,476	5,402,937
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	1.822% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	9,320	9,336,429
Harbor Park CLO Ltd. 2018-1A D†	3.032% (3 Mo. LIBOR + 2.90%	)#	1/20/2031	4,560	4,564,715
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	30,410	32,055,557
Invesco CLO Ltd. 2021-3A C†	2.118% (3 Mo. LIBOR + 2.00%	)#	10/22/2034	13,640	13,640,182
Kayne CLO 10 Ltd. 2021-10A D†	Zero Coupon	#(a)	4/23/2034	6,630	6,589,624
Kayne CLO Ltd. 2018 1A DR†	2.774% (3 Mo. LIBOR + 2.65%	)#	7/15/2031	7,340	7,244,116
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	47,944	47,997,163
KKR CLO 29 Ltd. 29A C†	2.124% (3 Mo. LIBOR + 2.00%	)#	1/15/2032	6,150	6,129,343
KKR CLO 33 Ltd. 33A C†	2.132% (3 Mo. LIBOR + 2.00%	)#	7/20/2034	10,000	10,000,682
KKR CLO 33 Ltd. 33A D†	3.232% (3 Mo. LIBOR + 3.10%	)#	7/20/2034	8,000	7,910,104
KKR CLO Ltd.18 D†	3.722% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	7,110	7,123,140
Lendmark Funding Trust 2021-1A A†	1.90%		11/20/2031	28,528	28,284,414
LOGAN CLO I Ltd. 2021-1A C†	2.052% (3 Mo. LIBOR + 1.90%	)#	7/20/2034	11,000	11,018,797
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	29,415	29,415,475
Marble Point CLO XVII Ltd. 2020-1A B†	1.902% (3 Mo. LIBOR + 1.77%	)#	4/20/2033	9,348	9,355,737
Mariner Finance Issuance Trust 2021-AA A†	1.86%		3/20/2036	46,827	46,102,633
Mountain View CLO LLC 2016-1A DR†	3.827% (3 Mo. LIBOR + 3.70%	)#	4/14/2033	9,470	9,355,570
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	1.464% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	12,300	12,316,354

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Neuberger Berman Loan Advisers CLO Ltd. 2021-45A C†	2.12% (3 Mo. LIBOR + 2.00%	)#	10/14/2035	$19,540	$19,540,745
Newark BSL CLO 2 Ltd. 2017-1A CR†	3.274% (3 Mo. LIBOR + 3.15%	)#	7/25/2030	21,000	21,000,553
Oaktree CLO 2019-4 Ltd. BR†	3.618% (3 Mo. LIBOR + 1.70%	)#	10/20/2032	29,790	29,790,981
Oaktree CLO Ltd. 2020-1A DR†	3.274% (3 Mo. LIBOR + 3.15%	)#	7/15/2034	18,130	17,901,836
Oaktree CLO Ltd. 2021-1A D†	3.374% (3 Mo. LIBOR + 3.25%	)#	7/15/2034	8,280	8,219,593
OCP CLO Ltd. 2019-16A DR†	3.271% (3 Mo. LIBOR + 3.15%	)#	4/10/2033	8,300	8,277,869
OCP CLO Ltd. 2021-21A C†	2.032% (3 Mo. LIBOR + 1.90%	)#	7/20/2034	11,880	11,844,635
OCP CLO Ltd. 2021-22A B1†	1.816% (3 Mo. LIBOR + 1.70%	)#	12/2/2034	38,140	38,218,189
OCP CLO Ltd. 2021-22A D†	3.216% (3 Mo. LIBOR + 3.10%	)#	12/2/2034	9,500	9,480,950
Octagon 57 Ltd. 2021-1A D†	3.215% (3 Mo. LIBOR + 3.10%	)#	10/15/2034	9,530	9,493,762
Octagon Investment Partners XXI Ltd. 2014-1A CR3†	2.906% (3 Mo. LIBOR + 2.75%	)#	2/14/2031	16,100	15,928,953
OHA Credit Funding 8 Ltd. 2021-8A C†	2.022% (3 Mo. LIBOR + 1.90%	)#	1/18/2034	14,190	14,153,910
OHA Credit Funding 8 Ltd. 2021-8A D†	2.972% (3 Mo. LIBOR + 2.85%	)#	1/18/2034	11,450	11,411,545
OHA Credit Funding 9 Ltd. 2021-9A C†	2.084% (3 Mo. LIBOR + 1.90%	)#	7/19/2035	13,780	13,776,731
OHA Credit Funding 9 Ltd. 2021-9A D†	3.134% (3 Mo. LIBOR + 2.95%	)#	7/19/2035	12,360	12,269,140
OneMain Financial Issuance Trust 2020-2A D†	3.45%		9/14/2035	28,012	29,185,804
Palmer Square CLO Ltd. 2021-1A C†	2.832% (3 Mo. LIBOR + 2.70%	)#	4/20/2034	8,990	8,958,588
Parallel Ltd. 2017-1A A1R†	1.162% (3 Mo. LIBOR + 1.03%	)#	7/20/2029	4,894	4,895,687
Planet Fitness Master Issuer LLC 2018-1A A2I†	4.262%		9/5/2048	17,453	17,520,086
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	21,816	22,343,218
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	13,945	14,361,918
Rad CLO 15 Ltd. 2021-15A B†	1.897% (3 Mo. LIBOR + 1.65%	)#	1/20/2034	32,460	32,460,208

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Regata XII Funding Ltd. 2019-1A CR†	Zero Coupon	#(a)	10/15/2032	$22,880	$22,711,480
Regatta XVIII Funding Ltd. 2021-1A B†	1.574% (3 Mo. LIBOR + 1.45%	)#	1/15/2034	18,940	18,812,218
Regatta XVIII Funding Ltd. 2021-1A D†	2.874% (3 Mo. LIBOR + 2.75%	)#	1/15/2034	18,940	18,844,590
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	6,893	6,912,680
Signal Peak CLO Ltd. 2021-10A B†	2.004% (3 Mo. LIBOR + 1.75%	)#	1/24/2035	24,820	24,820,000
Signal Peak CLO Ltd. 2021-10A C†	2.404% (3 Mo. LIBOR + 2.15%	)#	1/24/2035	8,590	8,590,000
Signal Peak CLO Ltd. 2021-10A D†	3.454% (3 Mo. LIBOR + 3.20%	)#	1/24/2035	11,460	11,460,000
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	29,588	29,473,672
TCI-Flatiron CLO Ltd. 2018-1A BR†	1.529% (3 Mo. LIBOR + 1.40%	)#	1/29/2032	4,500	4,457,275
TCI-Flatiron CLO Ltd. 2018-1A DR†	2.879% (3 Mo. LIBOR + 2.75%	)#	1/29/2032	7,000	6,972,958
THL Credit Wind River CLO Ltd. 2018-3A D†	3.082% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	1,264	1,251,244
TICP CLO XIV Ltd. 2019-14A BR†	Zero Coupon	#(a)	10/20/2032	7,000	7,000,137
TICP CLO XIV Ltd. 2019-14A A2R†	Zero Coupon	#(a)	10/20/2032	21,315	21,315,304
TICP CLO XIV Ltd. 2019-14A CR†	Zero Coupon	#(a)	10/20/2032	13,500	13,500,380
TRP - TRIP Rail Master Funding LLC 2021-2 A†	2.15%		6/19/2051	29,832	29,729,371
TRP LLC 2021-1 A†	2.07%		6/19/2051	21,225	21,049,113
VERDE CLO Ltd. 2019-1A CR†	2.124% (3 Mo. LIBOR + 2.00%	)#	4/15/2032	5,000	5,004,445
Voya CLO Ltd. 2019-3A BR†	1.763% (3 Mo. LIBOR + 1.65%	)#	10/17/2032	36,000	36,000,530
Wellman Park CLO Ltd. 2021-1A B†	1.724% (3 Mo. LIBOR + 1.60%	)#	7/15/2034	14,000	13,998,708
Wellman Park CLO Ltd. 2021-1A D†	3.074% (3 Mo. LIBOR + 2.95%	)#	7/15/2034	24,250	24,125,629
Wind River CLO Ltd. 2021-2A D†	3.282% (3 Mo. LIBOR + 3.15%	)#	7/20/2034	7,610	7,516,401
Wind River CLO Ltd. 2021-4A D†	3.416% (3 Mo. LIBOR + 3.20%	)#	1/20/2035	19,090	18,865,700
Zaxby’s Funding LLC 2021-1A A2†	3.238%		7/30/2051	22,713	23,173,947
Total					1,563,970,014
Total Asset-Backed Securities (cost $1,787,608,086)					1,783,183,414

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
COMMON STOCKS 11.99%

Air Freight & Logistics 0.25%
Expeditors International of Washington, Inc.		522	$70,059,227

Auto Components 0.02%
Chassix Holdings, Inc.		607	4,552,928

Automobiles 0.48%
BYD Co. Ltd.(b)	HKD	1,241	41,960,569
Ford Motor Co.		4,601	95,561,607
Total			137,522,176

Banks 0.53%
Popular, Inc.		541	44,419,656
Signature Bank		140	45,259,599
SVB Financial Group*		90	61,324,426
Total			151,003,681

Beverages 0.20%
Boston Beer Co., Inc. (The) Class A*		110	55,737,785

Biotechnology 0.18%
BioNTech SE ADR*		204	52,597,387

Building Products 0.35%
Trex Co., Inc.*		747	100,806,917

Capital Markets 0.23%
Allfunds Group plc*(b)	EUR	1,634	32,182,195
Blackstone Group, Inc. (The)		251	32,521,141
Total			64,703,336

Commercial Services & Supplies 0.10%
Tetra Tech, Inc.		168	28,510,609

Communications Equipment 0.33%
Arista Networks, Inc.*		662	95,184,063

Electrical Equipment 0.45%
Generac Holdings, Inc.*		163	57,480,501
Rockwell Automation, Inc.		206	71,703,676
Total			129,184,177

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
Electric-Generation 0.00%
Frontera Generation Holdings LLC		126	$275,612

Electronic Equipment, Instruments & Components 0.26%
Littelfuse, Inc.		142	44,789,034
Omron Corp.(b)	JPY	286	28,546,760
Total			73,335,794

Entertainment 0.21%
ROBLOX Corp. Class A*		569	58,696,905

Equity Real Estate Investment Trusts 0.51%
Camden Property Trust		411	73,412,465
CubeSmart		1,251	71,167,491
Total			144,579,956

Food & Staples Retailing 0.16%
Albertsons Cos., Inc. Class A(c)		1,556	46,969,602

Food Products 0.67%
Bunge Ltd.		310	28,981,091
Hershey Co. (The)		454	87,748,512
McCormick & Co., Inc.		779	75,243,926
Total			191,973,529

Health Care Equipment & Supplies 0.25%
Abbott Laboratories		514	72,279,983

Health Care Providers & Services 0.21%
AMN Healthcare Services, Inc.*		492	60,232,111

Hotels, Restaurants & Leisure 0.10%
Hilton Worldwide Holdings, Inc.*		184	28,762,684

Household Durables 0.37%
NVR, Inc.*		5	30,135,237
TopBuild Corp.*		271	74,748,985
Total			104,884,222

Household Products 0.15%
Church & Dwight Co., Inc.		427	43,743,208

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
Information Technology Services 0.78%
Adyen NV†*(b)	EUR	11	$30,182,245
Cloudflare, Inc. Class A*		335	44,019,888
Marqeta, Inc. Class A*		836	14,349,175
Snowflake, Inc. Class A*		307	104,008,445
Toast, Inc. Class A*(c)		826	28,656,229
Total			221,215,982

Internet & Direct Marketing Retail 0.10%
Etsy, Inc.*		134	29,344,528

Machinery 0.26%
Illinois Tool Works, Inc.		296	72,945,195

Marine 0.12%
Orient Overseas International Ltd.(b)	HKD	1,385	34,035,602

Miscellaneous Financials 0.02%
UTEX Industries, Inc.		114	6,005,060

Multi-Line Retail 0.15%
Dollar Tree, Inc.*		311	43,754,977

Oil, Gas & Consumable Fuels 0.26%
Cheniere Energy, Inc.		304	30,785,737
Continental Resources, Inc.		955	42,753,275
Total			73,539,012

Personal Products 0.21%
Gibson Brands, Inc.		107	16,035,300
L’Oreal SA(b)	EUR	93	44,273,486
Revlon, Inc. Class A		1,798	358,193
Total			60,666,979

Pharmaceuticals 0.10%
Merck KGaA(b)	EUR	115	29,486,546

Professional Services 0.15%
Equifax, Inc.		146	42,614,999

Road & Rail 0.55%
CSX Corp.		1,590	59,795,355
Old Dominion Freight Line, Inc.		273	97,735,602
Total			157,530,957

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2021

Investments	Shares (000)		Fair Value
Semiconductors & Semiconductor Equipment 1.08%
Advanced Micro Devices, Inc.*		225	$32,366,132
ASML Holding NV (Netherlands)(d)		78	62,335,374
Entegris, Inc.		215	29,836,967
Lasertec Corp.(b)	JPY	112	34,367,020
NVIDIA Corp.		203	59,579,333
SolarEdge Technologies, Inc. (Israel)*(d)		192	53,867,757
Synaptics, Inc.*		120	34,874,664
Total			307,227,247

Software 1.08%
Datadog, Inc. Class A*		256	45,633,207
Intuit, Inc.		159	102,202,512
Oracle Corp.		612	53,374,613
Samsara, Inc. Class A*(c)		1,210	34,021,477
Trade Desk, Inc. (The) Class A*		782	71,688,047
Total			306,919,856

Specialty Retail 0.49%
Claires Holdings LLC		15	4,966,332	(e)
Home Depot, Inc. (The)		105	43,590,990
O’Reilly Automotive, Inc.*		64	45,104,792
Tractor Supply Co.		187	44,648,264
Total			138,310,378

Technology Hardware, Storage & Peripherals 0.21%
Apple, Inc.		330	58,637,698

Textiles, Apparel & Luxury Goods 0.15%
Moncler SpA(b)	EUR	604	43,638,591

Trading Companies & Distributors 0.27%
SiteOne Landscape Supply, Inc.*		192	46,541,261
WESCO International, Inc.*		226	29,727,497
Total			76,268,758

Transportation Infrastructure 0.00%
ACBL Holdings Corp.		45	1,234,668
Total Common Stocks (cost $3,311,587,297)			3,418,972,925

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.39%

Auto Manufacturers 0.29%
Tesla, Inc.	2.00%	5/15/2024	$4,875	$82,978,837

Pharmaceuticals 0.10%
Sarepta Therapeutics, Inc.	1.50%	11/15/2024	19,419	28,487,790
Total Convertible Bonds (cost $99,227,828)				111,466,627

CORPORATE BONDS 63.63%

Advertising 0.29%
Clear Channel Outdoor Holdings, Inc.†	7.50%	6/1/2029	18,588	19,874,661
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028	28,424	30,457,169
Midas OpCo Holdings LLC†	5.625%	8/15/2029	32,936	33,770,434
Total				84,102,264

Aerospace/Defense 1.08%
Bombardier, Inc. (Canada)†(d)	6.00%	2/15/2028	65,388	65,678,976
Bombardier, Inc. (Canada)†(d)	7.125%	6/15/2026	44,140	45,848,439
Raytheon Technologies Corp.	4.125%	11/16/2028	23,649	26,476,001
TransDigm, Inc.	4.625%	1/15/2029	27,177	27,135,963
TransDigm, Inc.	5.50%	11/15/2027	83,082	85,721,930
TransDigm, Inc.†	6.25%	3/15/2026	36,017	37,480,731
TransDigm, Inc.	6.375%	6/15/2026	19,375	19,932,031
Total				308,274,071

Agriculture 0.29%
Viterra Finance BV (Netherlands)†(d)	2.00%	4/21/2026	44,671	44,429,256
Viterra Finance BV (Netherlands)†(d)	3.20%	4/21/2031	37,600	37,923,712
Total				82,352,968

Airlines 0.94%
Air Canada (Canada)†(d)	3.875%	8/15/2026	28,196	28,796,998
Alaska Airlines 2020-1 Class A Pass Through Trust†	4.80%	2/15/2029	23,485	25,714,693
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	31,026	33,221,245
Azul Investments LLP†	5.875%	10/26/2024	27,618	25,797,145
Delta Air Lines, Inc.†	7.00%	5/1/2025	44,594	51,028,609
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	21,092	22,096,106
JetBlue 2019-1 Class A Pass Through Trust	2.95%	11/15/2029	12,318	12,330,828
JetBlue 2019-1 Class B Pass Through Trust	8.00%	11/15/2027	8,696	10,009,984

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Airlines (continued)
Mileage Plus Holdings LLC/Mileage Plus
Intellectual Property Assets Ltd.†	6.50%		6/20/2027	$36,232	$38,732,189
United Airlines 2020-1 Class A Pass Through Trust	5.875%		4/15/2029	17,602	19,313,727
Total					267,041,524

Apparel 0.30%
Crocs, Inc.†	4.125%		8/15/2031	30,298	29,660,985
Crocs, Inc.†	4.25%		3/15/2029	17,653	17,458,640
Levi Strauss & Co.†	3.50%		3/1/2031	37,377	38,164,347
Total					85,283,972

Auto Manufacturers 1.46%
Allison Transmission, Inc.†	3.75%		1/30/2031	44,553	43,518,257
BMW US Capital LLC†	4.15%		4/9/2030	32,668	37,027,895
Ford Motor Co.	3.25%		2/12/2032	62,114	63,728,964
Ford Motor Co.	4.75%		1/15/2043	76,482	84,552,763
Ford Motor Co.	5.291%		12/8/2046	23,963	28,200,018
Ford Motor Credit Co. LLC	4.00%		11/13/2030	45,275	48,785,171
General Motors Co.	6.125%		10/1/2025	22,600	25,983,448
General Motors Financial Co., Inc.	2.70%		6/10/2031	36,578	36,486,637
General Motors Financial Co., Inc.	5.25%		3/1/2026	24,966	28,023,054
Volkswagen Group of America Finance LLC†	3.75%		5/13/2030	17,706	19,379,395
Total					415,685,602

Auto Parts & Equipment 0.32%
Adient Global Holdings Ltd.†	4.875%		8/15/2026	19,500	19,915,155
Clarios Global LP/Clarios US Finance Co.†	8.50%		5/15/2027	25,080	26,617,028
Lear Corp.	4.25%		5/15/2029	17,051	18,822,088
Lear Corp.	5.25%		5/15/2049	19,893	25,177,542
Total					90,531,813

Banks 3.93%
ABN AMRO Bank NV (Netherlands)†(d)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	26,600	26,606,398
ABN AMRO Bank NV (Netherlands)†(d)	4.75%		7/28/2025	31,461	34,315,094
AIB Group plc (Ireland)†(d)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	19,998	21,070,212
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)†(d)	5.50% (5 Yr. Treasury CMT + 4.55%	)#	10/26/2031	51,057	50,890,554

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks (continued)
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(d)	6.75% (USD ICE 5 Yr. Swap rate + 5.17%	)#	–	(f)	$19,074	$21,688,760
Banco Mercantil del Norte SA†	7.625% (10 Yr. Treasury CMT + 5.35%	)#	–	(f)	20,928	22,495,507
Banco Nacional de Comercio Exterior SNC†	2.72% (5 Yr. Treasury CMT + 2.00%	)#	8/11/2031		19,026	18,835,930
Bangkok Bank pcl (Hong Kong)†(d)	5.00% (5 Yr. Treasury CMT + 4.73%	)#	–	(f)	34,604	35,954,594
Bank Hapoalim BM (Israel)†(d)	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032		21,420	21,312,900
Bank of America Corp.	4.45%		3/3/2026		19,634	21,637,192
Bank of Ireland Group plc (Ireland)†(d)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027		24,345	23,934,148
Bank of Ireland Group plc (Ireland)†(d)	4.50%		11/25/2023		31,384	33,242,444
Bank OZK	2.75% (SOFR + 2.09%	)#	10/1/2031		41,658	41,699,956
BankUnited, Inc.	4.875%		11/17/2025		24,313	26,750,233
CIT Group, Inc.	6.125%		3/9/2028		55,745	67,389,016
Citigroup, Inc.	4.45%		9/29/2027		49,487	55,220,582
Fifth Third Bancorp	8.25%		3/1/2038		8,042	13,211,527
Global Bank Corp. (Panama)†(d)	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		33,093	34,312,146
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		13,667	14,572,545
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		18,995	20,734,392
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		20,631	20,891,048
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(f)	26,581	27,112,620
ING Groep NV (Netherlands)(d)	5.75% (5 Yr. Treasury CMT + 4.34%	)#	–	(f)	52,547	56,597,586
Intesa Sanpaolo SpA (Italy)†(d)	4.198% (1 Yr. Treasury CMT + 2.60%	)#	6/1/2032		35,367	35,710,296
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		24,994	27,164,260
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(f)	12,752	13,461,330
Kookmin Bank (South Korea)†(d)	1.75%		5/4/2025		22,600	22,812,682
Macquarie Bank Ltd. (United Kingdom)†(d)	6.125% (USD 5 Yr. Swap rate + 3.70%	)#	–	(f)	42,384	45,262,509
Morgan Stanley	3.125%		7/27/2026		18,976	20,121,158
Popular, Inc.	6.125%		9/14/2023		15,922	16,961,707

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks (continued)
SVB Financial Group	3.125%		6/5/2030		$19,534	$20,523,928
SVB Financial Group	4.10% (10 Yr. Treasury CMT + 3.06%	)#	–	(f)	38,763	38,530,422
SVB Financial Group	4.25% (5 Yr. Treasury CMT + 3.07%	)#	–	(f)	39,258	39,881,221
UniCredit SpA (Italy)†(d)	5.459% (5 Yr. Treasury CMT + 4.75%	)#	6/30/2035		10,631	11,594,852
UniCredit SpA (Italy)†(d)	5.861% (USD ICE 5 Yr. Swap rate + 3.70%	)#	6/19/2032		27,137	29,791,845
United Overseas Bank Ltd. (Singapore)†(d)	2.00% (5 Yr. Treasury CMT + 1.23%	)#	10/14/2031		26,650	26,487,905
US Bancorp	3.00%		7/30/2029		13,452	14,220,694
Webster Financial Corp.	4.10%		3/25/2029		27,684	30,407,257
Western Alliance Bancorp	3.00% (SOFR + 2.25%	)#	6/15/2031		17,415	17,731,930
Total						1,121,139,380

Beverages 0.45%
Bacardi Ltd.†	2.75%		7/15/2026		23,151	23,828,908
Bacardi Ltd.†	4.70%		5/15/2028		32,381	36,653,112
Brown-Forman Corp.	4.50%		7/15/2045		18,174	23,303,540
Suntory Holdings Ltd. (Japan)†(d)	2.25%		10/16/2024		44,835	45,731,611
Total						129,517,171

Biotechnology 0.07%
Regeneron Pharmaceuticals, Inc.	2.80%		9/15/2050		22,574	21,217,585

Building Materials 0.77%
Builders FirstSource, Inc.†	4.25%		2/1/2032		40,496	41,994,757
Carrier Global Corp.	2.70%		2/15/2031		25,447	25,877,274
Masonite International Corp.†	5.375%		2/1/2028		15,053	15,808,134
Owens Corning, Inc.	4.30%		7/15/2047		26,681	30,613,216
Owens Corning, Inc.	4.40%		1/30/2048		15,778	18,523,455
SRM Escrow Issuer LLC†	6.00%		11/1/2028		11,365	12,149,810
Standard Industries, Inc.†	3.375%		1/15/2031		25,287	24,401,955
Standard Industries, Inc.†	4.375%		7/15/2030		20,176	20,625,521
Vulcan Materials Co.	4.50%		6/15/2047		24,595	30,274,085
Total						220,268,207

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 1.06%
Braskem Idesa SAPI (Mexico)†(d)	6.99%	2/20/2032	$22,528	$22,649,651
CF Industries, Inc.†	4.50%	12/1/2026	23,920	26,681,163
Chemours Co. (The)†	5.75%	11/15/2028	21,661	22,703,327
EverArc Escrow Sarl (Luxembourg)†(d)	5.00%	10/30/2029	28,683	28,747,393
FMC Corp.	3.45%	10/1/2029	13,468	14,355,172
Ingevity Corp.†	3.875%	11/1/2028	24,547	23,939,830
NOVA Chemicals Corp. (Canada)†(d)	4.25%	5/15/2029	27,282	27,433,142
OCP SA (Morocco)†(d)	3.75%	6/23/2031	38,159	37,191,288
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	16,648	17,037,230
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028	35,878	34,499,029
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	16,314	15,276,511
Sociedad Quimica y Minera de Chile SA (Chile)†(d)	3.50%	9/10/2051	32,028	31,073,406
Total				301,587,142

Coal 0.11%
Warrior Met Coal, Inc.†	7.875%	12/1/2028	30,754	31,566,059

Commercial Services 2.18%
Adani Ports & Special Economic Zone Ltd. (India)†(d)	3.828%	2/2/2032	27,442	27,266,586
Adani Ports & Special Economic Zone Ltd. (India)†(d)	4.375%	7/3/2029	35,831	37,419,854
Ahern Rentals, Inc.†	7.375%	5/15/2023	20,365	19,474,031
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	4.75%	4/1/2028	16,878	17,282,903
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.375%	3/1/2029	39,452	41,672,753
Brink’s Co. (The)†	4.625%	10/15/2027	27,395	28,247,943
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	20,223	30,270,651
CoStar Group, Inc.†	2.80%	7/15/2030	17,267	17,291,481
Georgetown University (The)	2.943%	4/1/2050	17,968	18,121,129
Global Payments, Inc.	2.90%	5/15/2030	41,296	42,092,123
Global Payments, Inc.	4.15%	8/15/2049	22,442	25,667,158
Hertz Corp. (The)†	4.625%	12/1/2026	14,696	14,807,469
Hertz Corp. (The)†	5.00%	12/1/2029	21,211	21,267,421
Hertz Corp. (The)†	5.50%	10/15/2024	16,775	230,656
Hertz Corp. (The)†	6.00%	1/15/2028	33,436	1,253,850
ITR Concession Co. LLC†	5.183%	7/15/2035	7,658	8,674,026
Johns Hopkins University	2.813%	1/1/2060	20,869	21,457,825
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(d)	5.375%	11/15/2024	30,508	30,990,789
Metropolitan Museum of Art (The)	3.40%	7/1/2045	26,471	30,201,549
Quanta Services, Inc.	2.90%	10/1/2030	15,040	15,312,691

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Commercial Services (continued)
Square, Inc.†	3.50%		6/1/2031		$45,331	$46,542,698
Triton Container International Ltd.†	2.05%		4/15/2026		31,623	31,405,567
Triton Container International Ltd.†	3.15%		6/15/2031		18,102	18,275,007
United Rentals North America, Inc.	3.875%		2/15/2031		15,107	15,359,589
United Rentals North America, Inc.	4.00%		7/15/2030		21,994	22,630,397
United Rentals North America, Inc.	4.875%		1/15/2028		21,596	22,731,950
Verisk Analytics, Inc.	3.625%		5/15/2050		15,070	16,433,302
Total						622,381,398

Computers 1.39%
Apple, Inc.	3.00%		6/20/2027		26,927	28,870,267
CA Magnum Holdings (Mauritius)†(d)	5.375%		10/31/2026		23,999	24,868,964
Crowdstrike Holdings, Inc.	3.00%		2/15/2029		185,638	183,606,192
Dell International LLC/EMC Corp.†	3.45%		12/15/2051		36,343	34,956,106
Presidio Holdings, Inc.†	4.875%		2/1/2027		16,307	16,813,495
Teledyne FLIR LLC	2.50%		8/1/2030		18,054	18,114,471
Western Digital Corp.	3.10%		2/1/2032		52,151	52,630,528
Western Digital Corp.	4.75%		2/15/2026		32,314	35,375,913
Total						395,235,936

Distribution/Wholesale 0.22%
Ferguson Finance plc (United Kingdom)†(d)	3.25%		6/2/2030		30,527	32,122,991
H&E Equipment Services, Inc.†	3.875%		12/15/2028		30,483	30,308,485
Total						62,431,476

Diversified Financial Services 2.26%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.30%		1/30/2032		19,010	19,382,795
AG Issuer LLC†	6.25%		3/1/2028		24,203	25,144,860
Ally Financial, Inc.	8.00%		11/1/2031		27,043	38,326,175
Blackstone Holdings Finance Co. LLC†	2.00%		1/30/2032		31,661	30,515,012
Blackstone Private Credit Fund†	2.625%		12/15/2026		36,221	35,333,123
Blue Owl Finance LLC†	4.125%		10/7/2051		27,160	27,337,582
Charles Schwab Corp. (The)	5.375% (5 Yr. Treasury CMT + 4.97%	)#	–	(f)	23,820	26,023,350
Coinbase Global, Inc.†	3.375%		10/1/2028		44,843	41,965,425
Coinbase Global, Inc.†	3.625%		10/1/2031		50,108	46,190,055
Global Aircraft Leasing Co. Ltd. PIK 7.25%† (Cayman Islands)†(d)	6.50%		9/15/2024		34,976	33,109,109

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Hellas Telecommunications Luxembourg II SCA (Luxembourg)†(d)(g)	6.054% (3 Mo. LIBOR + 5.75%	)#	1/15/2015	$15,000	$1,500	(h)
Nationstar Mortgage Holdings, Inc.†	5.125%		12/15/2030	15,239	15,070,457
Navient Corp.	4.875%		3/15/2028	19,101	19,081,995
Navient Corp.	6.125%		3/25/2024	31,847	33,988,870
Navient Corp.	6.75%		6/25/2025	33,898	37,321,698
Navient Corp.	6.75%		6/15/2026	22,924	25,363,801
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	26,061	30,952,671
OneMain Finance Corp.	4.00%		9/15/2030	68,238	67,217,842
OneMain Finance Corp.	7.125%		3/15/2026	37,963	43,333,815
PennyMac Financial Services, Inc.†	4.25%		2/15/2029	3,734	3,595,525
PennyMac Financial Services, Inc.†	5.75%		9/15/2031	24,334	24,611,529
USAA Capital Corp.†	2.125%		5/1/2030	19,271	19,307,308
Total					643,174,497

Electric 2.60%
AES Corp. (The)	2.45%		1/15/2031	37,063	36,149,133
Alfa Desarrollo SpA (Chile)†(d)	4.55%		9/27/2051	33,895	33,509,275
Atlantic City Electric Co.	4.00%		10/15/2028	13,493	15,093,846
Ausgrid Finance Pty Ltd. (Australia)†(d)	4.35%		8/1/2028	13,786	15,455,369
Black Hills Corp.	4.35%		5/1/2033	13,491	15,389,074
Calpine Corp.†	3.75%		3/1/2031	22,848	22,055,860
Calpine Corp.†	4.625%		2/1/2029	39,661	39,175,748
Calpine Corp.†	5.00%		2/1/2031	47,418	47,491,261
Calpine Corp.†	5.125%		3/15/2028	19,268	19,591,317
Clearway Energy Operating LLC†	4.75%		3/15/2028	23,241	24,466,265
El Paso Electric Co.	5.00%		12/1/2044	20,062	24,560,787
Electricite de France SA (France)†(d)	3.625%		10/13/2025	13,500	14,415,297
Electricite de France SA (France)†(d)	4.50%		9/21/2028	14,507	16,412,575
Empresa de Transmision Electrica SA (Panama)†(d)	5.125%		5/2/2049	21,680	23,966,156
Enel Finance International NV (Netherlands)†(d)	3.50%		4/6/2028	39,848	42,622,242
Entergy Arkansas LLC	4.00%		6/1/2028	18,151	20,164,441
Entergy Arkansas LLC	4.95%		12/15/2044	16,883	18,516,620
FirstEnergy Corp.	4.40%		7/15/2027	50,740	54,690,028
Indianapolis Power & Light Co.†	4.05%		5/1/2046	24,503	28,742,962
Louisville Gas & Electric Co.	4.375%		10/1/2045	15,039	17,544,030
Monongahela Power Co.†	3.55%		5/15/2027	26,657	28,531,358
NextEra Energy Operating Partners LP†	3.875%		10/15/2026	46,654	49,531,152

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	$19,300	$20,863,300
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	11,722	12,580,054
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028	10,681	11,098,200
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(d)	4.875%	7/17/2049	31,878	34,197,284
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(d)	5.25%	10/24/2042	7,085	7,950,610
Puget Energy, Inc.	4.10%	6/15/2030	26,265	28,427,323
Union Electric Co.	2.625%	3/15/2051	17,622	16,940,341
Total				740,131,908

Electronics 0.40%
Allegion plc (Ireland)(d)	3.50%	10/1/2029	11,813	12,567,803
Amphenol Corp.	2.05%	3/1/2025	13,443	13,706,679
Amphenol Corp.	2.80%	2/15/2030	31,417	32,408,754
Flex Ltd.	4.875%	5/12/2030	28,778	32,851,882
II-VI, Inc.†	5.00%	12/15/2029	21,193	21,686,797
Total				113,221,915

Energy-Alternate Sources 0.43%
TerraForm Power Operating LLC†	4.75%	1/15/2030	23,615	24,792,916
TerraForm Power Operating LLC†	5.00%	1/31/2028	24,169	25,634,246
Topaz Solar Farms LLC†	5.75%	9/30/2039	61,305	73,159,610
Total				123,586,772

Engineering & Construction 0.36%
Aeropuerto Internacional de Tocumen SA (Panama)†(d)	5.125%	8/11/2061	32,350	33,981,572
Cellnex Finance Co. S.A. (Spain)†(d)	3.875%	7/7/2041	27,082	25,940,088
Fluor Corp.	4.25%	9/15/2028	40,545	42,587,454
Total				102,509,114

Entertainment 1.78%
Caesars Entertainment, Inc.†	4.625%	10/15/2029	40,106	40,190,022
Caesars Entertainment, Inc.†	8.125%	7/1/2027	62,097	68,843,529
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	13,522	14,138,468
Churchill Downs, Inc.†	4.75%	1/15/2028	21,420	22,206,435
Churchill Downs, Inc.†	5.50%	4/1/2027	36,639	37,774,809
Cinemark USA, Inc.†	5.25%	7/15/2028	25,403	24,811,364
Live Nation Entertainment, Inc.†	3.75%	1/15/2028	23,295	23,178,525
Merlin Entertainments Ltd. (United Kingdom)†(d)	5.75%	6/15/2026	15,129	15,750,726

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment (continued)
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp†	4.875%	5/1/2029	$38,279	$38,528,579
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	21,238	22,215,267
Mohegan Gaming & Entertainment†	8.00%	2/1/2026	57,507	60,451,071
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029	25,600	25,781,917
Scientific Games International, Inc.†	7.00%	5/15/2028	24,412	26,039,304
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029	27,181	27,718,096
WMG Acquisition Corp.†	3.00%	2/15/2031	22,789	21,853,170
WMG Acquisition Corp.†	3.75%	12/1/2029	38,192	38,158,582
Total				507,639,864

Environmental Control 0.35%
Madison IAQ LLC†	4.125%	6/30/2028	40,548	40,709,178
Madison IAQ LLC†	5.875%	6/30/2029	27,192	27,233,598
Waste Pro USA, Inc.†	5.50%	2/15/2026	31,999	31,872,284
Total				99,815,060

Food 2.10%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	10,224	10,741,028
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	51,071	55,221,029
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029	60,406	60,628,898
Arcor SAIC (Argentina)†(d)	6.00%	7/6/2023	9,286	9,156,460
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	25,074	25,839,885
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(d)	5.625%	8/15/2026	13,900	14,261,609
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	50,781	54,865,824
Kraft Heinz Foods Co.	4.375%	6/1/2046	72,003	84,499,094
Kraft Heinz Foods Co.	4.875%	10/1/2049	84,081	105,823,740
Kraft Heinz Foods Co.	5.00%	6/4/2042	28,714	35,796,725
Kraft Heinz Foods Co.	5.20%	7/15/2045	20,277	25,841,565
McCormick & Co., Inc.	2.50%	4/15/2030	15,431	15,625,866
McCormick & Co., Inc.	4.20%	8/15/2047	21,326	25,668,506
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028	22,666	23,776,067
Smithfield Foods, Inc.†	5.20%	4/1/2029	28,272	32,321,334
Sysco Corp.	2.40%	2/15/2030	17,926	17,994,736
Total				598,062,366

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas 0.07%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026	$18,916	$19,909,935

Health Care-Products 0.37%
Alcon Finance Corp.†	2.60%	5/27/2030	23,575	23,818,148
Boston Scientific Corp.	6.75%	11/15/2035	16,135	22,415,649
Edwards Lifesciences Corp.	4.30%	6/15/2028	20,927	23,531,541
Mozart Debt Merger Sub, Inc.†	3.875%	4/1/2029	35,514	35,459,663
Total				105,225,001

Health Care-Services 2.57%
Anthem, Inc.	2.25%	5/15/2030	26,990	26,923,024
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029	28,864	28,512,869
Centene Corp.	2.50%	3/1/2031	23,806	23,215,135
Centene Corp.	3.00%	10/15/2030	24,346	24,790,071
Centene Corp.	4.625%	12/15/2029	31,215	33,718,131
Charles River Laboratories International, Inc.†	3.75%	3/15/2029	22,666	22,925,186
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	24,836	25,667,385
HCA, Inc.	5.50%	6/15/2047	78,221	102,601,003
HCA, Inc.	7.69%	6/15/2025	12,776	15,108,738
Kaiser Foundation Hospitals	4.15%	5/1/2047	17,628	21,784,695
Legacy LifePoint Health LLC†	4.375%	2/15/2027	35,115	35,415,936
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	28,034	35,549,638
Molina Healthcare, Inc.†	3.875%	11/15/2030	18,940	19,677,429
Montefiore Obligated Group	5.246%	11/1/2048	18,042	19,591,659
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	21,163	23,086,007
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	16,078	20,835,764
NYU Langone Hospitals	4.368%	7/1/2047	12,348	14,393,277
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	14,960	15,448,669
Quest Diagnostics, Inc.	2.80%	6/30/2031	13,505	13,961,147
Rede D’or Finance Sarl (Luxembourg)†(d)	4.95%	1/17/2028	20,352	20,723,729
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	20,282	21,457,849
Seattle Children’s Hospital	2.719%	10/1/2050	18,062	17,756,850
Tenet Healthcare Corp.†	4.875%	1/1/2026	19,784	20,351,108
Tenet Healthcare Corp.†	6.125%	10/1/2028	36,407	38,527,890
Tenet Healthcare Corp.†	6.25%	2/1/2027	42,711	44,263,760
Tenet Healthcare Corp.	6.75%	6/15/2023	19,692	21,069,652
Universal Health Services, Inc.†	2.65%	1/15/2032	27,147	26,706,939
Total				734,063,540

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Home Builders 0.40%
Beazer Homes USA, Inc.	7.25%		10/15/2029	$15,808	$17,644,415
NVR, Inc.	3.00%		5/15/2030	51,660	53,737,835
PulteGroup, Inc.	6.375%		5/15/2033	21,316	27,747,464
Toll Brothers Finance Corp.	4.875%		3/15/2027	12,916	14,462,691
Total					113,592,405

Home Furnishings 0.12%
Leggett & Platt, Inc.	4.40%		3/15/2029	31,431	35,213,389

Household Products/Wares 0.08%
SC Johnson & Son, Inc.†	4.75%		10/15/2046	17,621	23,509,656

Housewares 0.29%
Newell Brands, Inc.	4.70%		4/1/2026	58,683	64,068,926
Newell Brands, Inc.	5.875%		4/1/2036	15,478	19,097,994
Total					83,166,920

Insurance 1.22%
AIA Group Ltd. (Hong Kong)†(d)	3.20%		9/16/2040	18,831	19,379,754
AIA Group Ltd. (Hong Kong)†(d)	3.375%		4/7/2030	17,824	19,286,180
Arch Capital Finance LLC	4.011%		12/15/2026	13,319	14,624,106
Assurant, Inc.	2.65%		1/15/2032	30,158	29,617,616
Assurant, Inc.	3.70%		2/22/2030	14,558	15,467,393
AXIS Specialty Finance plc (United Kingdom)(d)	5.15%		4/1/2045	21,094	25,696,782
Brown & Brown, Inc.	2.375%		3/15/2031	22,560	22,002,005
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	15,790	18,272,497
Fidelity National Financial, Inc.	4.50%		8/15/2028	26,914	30,443,123
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047	28,610	32,385,657
PartnerRe Finance B LLC	3.70%		7/2/2029	26,944	29,377,928
Selective Insurance Group, Inc.	5.375%		3/1/2049	19,241	25,441,950
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047	17,804	21,573,376
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	12,705	16,361,178
Transatlantic Holdings, Inc.	8.00%		11/30/2039	17,809	28,062,082
Total					347,991,627

Internet 2.82%
Alibaba Group Holding Ltd. (China)(d)	2.125%		2/9/2031	69,673	67,335,642

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Internet (continued)
Amazon.com, Inc.	3.15%	8/22/2027		$28,837	$31,165,080
Amazon.com, Inc.	4.25%	8/22/2057		20,632	26,494,239
Amazon.com, Inc.	4.80%	12/5/2034		28,691	36,695,911
Amazon.com, Inc.	5.20%	12/3/2025		53,869	61,348,341
Arches Buyer, Inc.†	4.25%	6/1/2028		23,790	23,820,689
Arches Buyer, Inc.†	6.125%	12/1/2028		22,666	22,839,395
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027		24,475	25,335,663
GrubHub Holdings, Inc.†	5.50%	7/1/2027		14,272	14,186,368
Match Group Holdings II LLC†	4.125%	8/1/2030		50,236	50,810,448
Netflix, Inc.(b)	3.625%	5/15/2027	EUR	65,197	85,381,260
Netflix, Inc.†(b)	3.625%	6/15/2030	EUR	13,504	18,353,561
Netflix, Inc.	4.875%	4/15/2028		$41,959	47,905,639
Netflix, Inc.†	4.875%	6/15/2030		33,484	39,108,475
Netflix, Inc.†	5.375%	11/15/2029		19,637	23,352,517
Tencent Holdings Ltd. (China)†(d)	3.595%	1/19/2028		25,479	27,065,986
Tencent Holdings Ltd. (China)†(d)	3.925%	1/19/2038		51,079	54,379,263
Uber Technologies, Inc.†	4.50%	8/15/2029		46,882	47,829,720
Uber Technologies, Inc.†	6.25%	1/15/2028		18,570	19,960,707
Uber Technologies, Inc.†	8.00%	11/1/2026		20,289	21,637,914
VeriSign, Inc.	2.70%	6/15/2031		11,907	11,983,622
VeriSign, Inc.	4.75%	7/15/2027		13,815	14,366,011
Weibo Corp. (China)(d)	3.375%	7/8/2030		31,846	31,568,171
Total					802,924,622

Investment Companies 0.11%
Temasek Financial I Ltd. (Singapore)†(d)	2.50%	10/6/2070		32,855	30,729,480

Iron-Steel 0.32%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(d)	8.75%	7/15/2026		18,211	18,958,380
CSN Resources SA (Brazil)†(d)	4.625%	6/10/2031		25,368	24,174,055
United States Steel Corp.	6.875%	3/1/2029		44,615	48,088,724
Total					91,221,159

Leisure Time 1.10%
Carnival Corp.†	4.00%	8/1/2028		68,824	68,447,877
Carnival Corp.†	5.75%	3/1/2027		33,388	33,438,082
Carnival Corp.†	9.875%	8/1/2027		18,736	21,429,300
Life Time, Inc.†	5.75%	1/15/2026		47,298	49,009,005
NCL Corp. Ltd.†	5.875%	3/15/2026		47,133	46,985,709
Pinnacle Bidco plc†(b)	5.50%	2/15/2025	EUR	18,919	22,063,174

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Leisure Time (continued)
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028		$25,345	$23,794,900
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		22,649	23,979,742
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025		21,054	23,607,114
Total					312,754,903

Lodging 0.71%
Boyd Gaming Corp.	4.75%	12/1/2027		25,833	26,395,772
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026		22,980	22,778,178
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030		36,017	38,548,635
Marriott International, Inc.	3.50%	10/15/2032		27,083	28,401,928
Travel + Leisure Co.	6.00%	4/1/2027		24,188	26,377,498
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027		24,798	25,379,389
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025		32,800	33,828,280
Total					201,709,680

Machinery: Construction & Mining 0.09%
Terex Corp.†	5.00%	5/15/2029		24,472	25,182,177

Machinery-Diversified 0.38%
Dover Corp.	2.95%	11/4/2029		17,664	18,666,202
IDEX Corp.	3.00%	5/1/2030		16,199	16,858,291
nVent Finance Sarl (Luxembourg)(d)	2.75%	11/15/2031		18,081	18,025,722
TK Elevator Holdco GmbH†(b)	6.625%	7/15/2028	EUR	9,453	11,386,074
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026		$17,989	19,045,671
Xylem, Inc.	3.25%	11/1/2026		23,531	25,149,701
Total					109,131,661

Media 1.31%
AMC Networks, Inc.	4.75%	8/1/2025		27,032	27,639,814
Cable Onda SA (Panama)†(d)	4.50%	1/30/2030		24,283	24,969,602
Cable One, Inc.†	4.00%	11/15/2030		34,910	34,264,689
Clear Channel Worldwide Holdings, Inc.†	5.125%	8/15/2027		18,997	19,680,892
Diamond Sports Group LLC/Diamond Sports
Finance Co.†	5.375%	8/15/2026		39,006	19,547,857
Gray Escrow II, Inc.†	5.375%	11/15/2031		38,090	39,253,459
LCPR Senior Secured Financing DAC (Ireland)†(d)	6.75%	10/15/2027		13,567	14,258,917
News Corp.†	3.875%	5/15/2029		29,380	29,724,627
Nexstar Media, Inc.†	4.75%	11/1/2028		25,397	25,919,543
Nexstar Media, Inc.†	5.625%	7/15/2027		23,661	24,971,938
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%	9/15/2026		10,439	10,556,126
Radiate Holdco LLC/Radiate Finance, Inc.†	6.50%	9/15/2028		22,978	23,117,017

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
UPC Broadband Finco BV (Netherlands)†(d)	4.875%	7/15/2031	$54,021	$55,188,664
Urban One, Inc.†	7.375%	2/1/2028	22,601	23,311,914
Total				372,405,059

Metal Fabricate-Hardware 0.10%
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029	29,284	29,906,285

Mining 1.55%
Alcoa Nederland Holding BV (Netherlands)†(d)	4.125%	3/31/2029	32,661	33,687,699
Anglo American Capital plc (United Kingdom)†(d)	3.95%	9/10/2050	18,109	19,273,171
Anglo American Capital plc (United Kingdom)†(d)	5.625%	4/1/2030	17,340	20,562,244
Corp. Nacional del Cobre de Chile (Chile)†(d)	3.75%	1/15/2031	16,720	17,836,869
FMG Resources August 2006 Pty Ltd. (Australia)†(d)	4.375%	4/1/2031	85,126	89,529,568
Freeport-McMoRan, Inc.	4.125%	3/1/2028	19,839	20,611,431
Freeport-McMoRan, Inc.	4.25%	3/1/2030	31,315	33,082,262
Freeport-McMoRan, Inc.	4.375%	8/1/2028	17,287	18,154,548
Freeport-McMoRan, Inc.	4.625%	8/1/2030	20,241	21,742,073
Freeport-McMoRan, Inc.	5.25%	9/1/2029	26,700	29,281,489
Glencore Funding LLC†	3.875%	4/27/2051	18,133	18,986,511
Hecla Mining Co.	7.25%	2/15/2028	17,694	18,981,946
Kaiser Aluminum Corp.†	4.50%	6/1/2031	29,542	29,106,699
Mirabela Nickel Ltd.	1.00%	9/10/2044	185	19	(h)
Newmont Corp.	2.25%	10/1/2030	31,484	31,078,996
Novelis Corp.†	4.75%	1/30/2030	27,118	28,554,712
Teck Resources Ltd. (Canada)(d)	3.90%	7/15/2030	10,828	11,646,112
Total				442,116,349

Office/Business Equipment 0.10%
CDW LLC/CDW Finance Corp.	3.569%	12/1/2031	27,258	28,409,923

Oil & Gas 8.52%
Antero Resources Corp.†	5.375%	3/1/2030	22,664	24,266,005
Apache Corp.	4.25%	1/15/2030	56,277	61,152,558
Apache Corp.	4.375%	10/15/2028	25,022	27,259,592
Apache Corp.	4.75%	4/15/2043	12,369	13,605,962
Apache Corp.	5.10%	9/1/2040	32,064	36,282,981
California Resources Corp.†	7.125%	2/1/2026	33,958	35,319,886
Callon Petroleum Co.	6.125%	10/1/2024	19,780	19,503,871
Callon Petroleum Co.	6.375%	7/1/2026	39,782	37,834,273
Callon Petroleum Co.†	8.00%	8/1/2028	35,941	36,351,446
Cenovus Energy, Inc. (Canada)(d)	2.65%	1/15/2032	15,162	14,850,859

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Cenovus Energy, Inc. (Canada)(d)	3.75%	2/15/2052	$16,297	$16,374,428
Cenovus Energy, Inc. (Canada)(d)	5.40%	6/15/2047	50,417	62,912,053
Centennial Resource Production LLC†	5.375%	1/15/2026	31,260	30,742,647
Centennial Resource Production LLC†	6.875%	4/1/2027	59,083	60,323,743
Comstock Resources, Inc.†	5.875%	1/15/2030	25,400	26,077,037
Comstock Resources, Inc.†	6.75%	3/1/2029	21,722	23,596,826
Continental Resources, Inc.	4.375%	1/15/2028	24,755	26,804,219
Continental Resources, Inc.†	5.75%	1/15/2031	34,812	41,053,792
CrownRock LP/CrownRock Finance, Inc.†	5.00%	5/1/2029	22,690	23,575,364
Diamondback Energy, Inc.	3.50%	12/1/2029	41,408	43,954,546
Diamondback Energy, Inc.	4.40%	3/24/2051	55,492	63,749,867
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	24,502	25,486,245
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	32,182	34,354,285
EQT Corp.†	3.625%	5/15/2031	12,175	12,650,495
EQT Corp.	6.625%	2/1/2025	28,591	32,272,663
Exxon Mobil Corp.	3.043%	3/1/2026	23,752	25,150,854
Helmerich & Payne, Inc.†	2.90%	9/29/2031	34,825	34,213,507
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	19,006	19,616,568
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	26,585	27,548,706
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	21,789	22,936,300
Kosmos Energy Ltd.†	7.75%	5/1/2027	27,286	26,104,516
Laredo Petroleum, Inc.†	7.75%	7/31/2029	22,572	22,039,414
Laredo Petroleum, Inc.	10.125%	1/15/2028	70,788	74,325,984
Lukoil Capital DAC (Ireland)†(d)	3.60%	10/26/2031	35,271	34,422,203
Lukoil Securities BV (Netherlands)†(d)	3.875%	5/6/2030	45,000	45,901,350
Matador Resources Co.	5.875%	9/15/2026	28,043	28,922,288
MC Brazil Downstream Trading Sarl (Luxembourg)†(d)	7.25%	6/30/2031	29,276	29,194,174
Murphy Oil Corp.	5.875%	12/1/2027	20,084	20,768,162
Murphy Oil Corp.	6.375%	7/15/2028	28,679	30,524,780
Occidental Petroleum Corp.	3.50%	8/15/2029	58,245	59,935,852
Occidental Petroleum Corp.	4.10%	2/15/2047	16,190	15,890,728
Occidental Petroleum Corp.	4.30%	8/15/2039	11,697	11,682,788
Occidental Petroleum Corp.	4.40%	8/15/2049	27,212	27,593,377
Occidental Petroleum Corp.	6.125%	1/1/2031	98,708	120,096,049
Occidental Petroleum Corp.	6.625%	9/1/2030	20,011	24,797,231
Occidental Petroleum Corp.	7.50%	5/1/2031	11,056	14,561,194
Occidental Petroleum Corp.	8.875%	7/15/2030	15,000	20,255,700
OGX Austria GmbH (Brazil)†(d)(g)	8.50%	6/1/2018	20,000	400
OQ SAOC (Oman)†(d)	5.125%	5/6/2028	36,296	36,990,597

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Ovintiv, Inc.	5.15%	11/15/2041	$19,333	$21,169,625
Ovintiv, Inc.	6.50%	8/15/2034	13,421	17,293,559
Ovintiv, Inc.	6.50%	2/1/2038	35,742	46,451,727
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	11,076	11,356,278
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	23,904	24,040,097
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	30,064	30,537,862
PDC Energy, Inc.	5.75%	5/15/2026	52,334	54,147,635
Pertamina Persero PT (Indonesia)†(d)	4.175%	1/21/2050	28,114	29,007,430
Pertamina Persero PT (Indonesia)†(d)	4.70%	7/30/2049	11,884	13,004,172
Petroleos Mexicanos (Mexico)†(d)	6.70%	2/16/2032	45,132	45,672,456
Precision Drilling Corp. (Canada)†(d)	6.875%	1/15/2029	25,394	25,917,751
Qatar Petroleum (Qatar)†(d)	3.30%	7/12/2051	78,408	80,997,581
Range Resources Corp.	4.875%	5/15/2025	31,064	32,113,653
Range Resources Corp.	5.00%	3/15/2023	16,995	17,395,402
Range Resources Corp.	8.25%	1/15/2029	25,079	28,006,848
Saudi Arabian Oil Co. (Saudi Arabia)†(d)	4.375%	4/16/2049	30,522	35,446,908
Shell International Finance BV (Netherlands)(d)	6.375%	12/15/2038	28,912	42,175,435
SM Energy Co.	5.625%	6/1/2025	19,646	19,839,906
SM Energy Co.	6.625%	1/15/2027	49,126	50,650,871
SM Energy Co.	6.75%	9/15/2026	36,652	37,698,049
Southwestern Energy Co.	5.375%	2/1/2029	15,763	16,691,677
Southwestern Energy Co.	5.375%	3/15/2030	36,200	38,851,288
Southwestern Energy Co.	6.45%	1/23/2025	10,020	11,023,854
Southwestern Energy Co.	8.375%	9/15/2028	26,583	29,709,958
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	3.25%	8/15/2030	26,988	27,021,060
Texaco Capital, Inc.	8.625%	11/15/2031	11,023	16,605,780
Viper Energy Partners LP†	5.375%	11/1/2027	20,779	21,487,980
Total				2,428,143,207

Oil & Gas Services 0.41%
Oceaneering International, Inc.	4.65%	11/15/2024	17,688	17,776,440
Oceaneering International, Inc.	6.00%	2/1/2028	30,959	30,417,372
TechnipFMC plc (United Kingdom)†(d)	6.50%	2/1/2026	20,325	21,765,467
Weatherford International Ltd.†	8.625%	4/30/2030	45,822	47,645,945
Total				117,605,224

Packaging & Containers 1.64%
Ball Corp.	2.875%	8/15/2030	57,404	55,781,189
Centene Corp.	3.375%	2/15/2030	45,763	46,680,777

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Packaging & Containers (continued)
CHS/Community Health Systems, Inc.†	4.75%		2/15/2031		$45,323	$45,792,999
Crown Cork & Seal Co., Inc.	7.375%		12/15/2026		11,810	14,257,800
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028		29,268	31,983,537
Match Group Holdings II LLC†	5.00%		12/15/2027		22,260	23,182,120
MEG Energy Corp. (Canada)†(d)	5.875%		2/1/2029		41,876	43,900,705
MEG Energy Corp. (Canada)†(d)	7.125%		2/1/2027		91,152	97,207,227
Morgan Stanley	3.625%		1/20/2027		25,804	27,995,004
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%		3/1/2029		28,365	28,512,073
Scientific Games International, Inc.†	7.25%		11/15/2029		16,014	17,882,113
Sealed Air Corp.†	6.875%		7/15/2033		12,427	15,797,824
Southwestern Energy Co.	7.75%		10/1/2027		16,397	17,704,661
Total						466,678,029

Pharmaceuticals 0.42%
AbbVie, Inc.	3.20%		11/21/2029		26,942	28,836,021
AbbVie, Inc.	4.25%		11/21/2049		14,179	17,090,211
CVS Health Corp.	3.625%		4/1/2027		15,780	17,135,444
Owens & Minor, Inc.†	4.50%		3/31/2029		14,003	14,373,309
Pfizer, Inc.	2.625%		4/1/2030		26,408	27,851,414
Zoetis, Inc.	3.90%		8/20/2028		13,486	14,981,914
Total						120,268,313

Pipelines 2.16%
Abu Dhabi Crude Oil Pipeline LLC
(United Arab Emirates)†(d)	4.60%		11/2/2047		28,472	33,757,741
AI Candelaria Spain SLU (Spain)†(d)	5.75%		6/15/2033		21,166	20,507,843
AI Candelaria Spain SLU (Spain)†(d)	7.50%		12/15/2028		18,965	20,297,386
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%)#		1/22/2078		49,548	43,890,609
Cheniere Energy Partners LP†	3.25%		1/31/2032		29,175	29,525,100
Colonial Enterprises, Inc.†	3.25%		5/15/2030		11,253	11,879,878
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031		41,314	43,186,351
Energy Transfer LP	6.50% (5 Yr. Treasury CMT + 5.69%	)#	–	(f)	25,692	26,205,840
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025		18,069	19,529,591
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(d)	3.25%		9/30/2040		45,094	45,686,016
NGPL PipeCo LLC†	3.25%		7/15/2031		23,375	23,773,696
NGPL PipeCo LLC†	4.875%		8/15/2027		25,138	27,997,984
Northern Natural Gas Co.†	4.30%		1/15/2049		20,972	24,597,796

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Pipelines (continued)
Sabal Trail Transmission LLC†	4.246%	5/1/2028		$20,166	$22,474,447
Sabine Pass Liquefaction LLC	4.50%	5/15/2030		58,643	66,207,422
Transportadora de Gas Internacional SA ESP (Colombia)†(d)	5.55%	11/1/2028		24,773	27,346,667
Venture Global Calcasieu Pass LLC†	3.875%	8/15/2029		17,510	18,195,779
Venture Global Calcasieu Pass LLC†	3.875%	11/1/2033		24,230	25,492,868
Venture Global Calcasieu Pass LLC†	4.125%	8/15/2031		17,510	18,590,892
Western Midstream Operating LP	5.30%	2/1/2030		60,400	66,501,910
Total					615,645,816

Real Estate 0.72%
Canary Wharf Group Investment Holdings plc†(b)	3.375%	4/23/2028	GBP	17,076	23,398,666
Corp. Inmobiliaria Vesta SAB de CV (Mexico)†(d)	3.625%	5/13/2031		$23,073	22,644,650
Hunt Cos., Inc.†	5.25%	4/15/2029		71,989	71,012,829
Kennedy-Wilson, Inc.	4.75%	3/1/2029		18,781	19,232,026
Kennedy-Wilson, Inc.	4.75%	2/1/2030		29,968	30,424,113
Kennedy-Wilson, Inc.	5.00%	3/1/2031		36,849	38,009,928
Total					204,722,212

REITS 2.26%
Alexandria Real Estate Equities, Inc.	2.00%	5/18/2032		17,993	17,204,579
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028		14,750	16,298,455
Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030		19,794	23,803,167
American Campus Communities Operating Partnership LP	2.25%	1/15/2029		22,298	22,072,967
American Campus Communities Operating Partnership LP	3.875%	1/30/2031		37,586	41,679,969
American Homes 4 Rent LP	3.375%	7/15/2051		34,377	34,625,070
American Homes 4 Rent LP	4.90%	2/15/2029		17,598	20,359,106
Crown Castle International Corp.	4.15%	7/1/2050		33,779	38,087,817
CyrusOne LP/CyrusOne Finance Corp.	2.15%	11/1/2030		22,556	22,353,109
EPR Properties	3.60%	11/15/2031		19,346	19,160,703
GLP Capital LP/GLP Financing II, Inc.	3.25%	1/15/2032		26,936	27,124,956
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031		19,903	21,264,863
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028		18,808	21,742,424
Goodman US Finance Four LLC†	4.50%	10/15/2037		12,258	14,248,776
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%	4/15/2025		12,008	12,500,328
Invitation Homes Operating Partnership LP	2.00%	8/15/2031		22,608	21,314,231
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.75%	6/15/2029		39,887	40,952,182

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
REITS (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	4.625%	6/15/2025		$13,662	$14,581,862
MPT Operating Partnership LP/MPT Finance Corp.	4.625%	8/1/2029		27,257	28,803,290
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028		18,793	19,572,440
Prologis LP	4.375%	2/1/2029		15,050	17,235,603
Rayonier LP	2.75%	5/17/2031		32,382	32,342,124
SBA Communications Corp.	3.875%	2/15/2027		40,849	42,128,595
STORE Capital Corp.	2.70%	12/1/2031		36,312	35,548,733
Vornado Realty LP	3.40%	6/1/2031		23,546	24,105,026
Weyerhaeuser Co.	7.375%	3/15/2032		11,362	16,004,366
Total					645,114,741

Retail 2.58%
Asbury Automotive Group, Inc.†	4.625%	11/15/2029		14,617	14,915,479
Asbury Automotive Group, Inc.†	5.00%	2/15/2032		17,504	18,190,244
AutoNation, Inc.	4.75%	6/1/2030		10,463	11,964,644
Bath & Body Works, Inc.	6.875%	11/1/2035		54,475	67,770,713
Best Buy Co., Inc.	1.95%	10/1/2030		22,556	21,665,261
Best Buy Co., Inc.	4.45%	10/1/2028		15,806	17,848,455
Carvana Co.†	5.625%	10/1/2025		18,774	18,797,467
Carvana Co.†	5.875%	10/1/2028		33,481	33,402,487
Costco Wholesale Corp.	1.75%	4/20/2032		22,489	21,872,666
Dollar General Corp.	3.50%	4/3/2030		19,674	21,283,880
Dollar Tree, Inc.	3.375%	12/1/2051		45,426	45,840,327
eG Global Finance plc (United Kingdom)†(d)	8.50%	10/30/2025		22,482	23,320,354
Gap, Inc. (The)†	3.875%	10/1/2031		26,269	25,950,882
Kohl’s Corp.	5.55%	7/17/2045		28,574	33,391,499
Macy’s Retail Holdings LLC	4.50%	12/15/2034		27,122	26,824,065
Macy’s Retail Holdings LLC†	5.875%	4/1/2029		16,290	17,396,091
Murphy Oil USA, Inc.†	3.75%	2/15/2031		18,750	18,659,719
Murphy Oil USA, Inc.	4.75%	9/15/2029		15,790	16,641,634
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028		25,668	26,388,372
PetSmart, Inc./PetSmart Finance Corp.†	7.75%	2/15/2029		27,141	29,529,815
Sonic Automotive, Inc.†	4.625%	11/15/2029		19,450	19,667,743
Sonic Automotive, Inc.†	4.875%	11/15/2031		22,784	23,039,295
Staples, Inc.†	7.50%	4/15/2026		37,112	38,180,826
Starbucks Corp.	4.45%	8/15/2049		32,350	39,924,513
Stonegate Pub Co. Financing 2019 plc(b)	8.00%	7/13/2025	GBP	17,255	23,813,856

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Retail (continued)
Stonegate Pub Co. Financing 2019 plc(b)	8.25%	7/31/2025	GBP	33,093	$45,626,851
Tiffany & Co.	4.90%	10/1/2044		$24,318	32,879,115
Total					734,786,253

Savings & Loans 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011		22,500	2,250	(h)

Semiconductors 1.08%
KLA Corp.	4.10%	3/15/2029		29,229	33,022,481
Lam Research Corp.	4.875%	3/15/2049		17,958	24,436,220
Microchip Technology, Inc.	4.25%	9/1/2025		19,750	20,515,020
Micron Technology, Inc.	5.327%	2/6/2029		25,257	29,956,066
NVIDIA Corp.	3.20%	9/16/2026		29,939	32,189,004
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(d)	3.25%	11/30/2051		27,302	27,352,321
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(d)	3.40%	5/1/2030		16,808	17,932,317
ON Semiconductor Corp.†	3.875%	9/1/2028		29,897	30,687,327
SK Hynix, Inc. (South Korea)†(d)	2.375%	1/19/2031		23,537	22,679,725
TSMC Arizona Corp.	3.25%	10/25/2051		64,145	67,734,449
Total					306,504,930

Software 2.04%
Autodesk, Inc.	3.50%	6/15/2027		27,008	29,060,112
Intuit, Inc.	1.65%	7/15/2030		18,048	17,426,437
Microsoft Corp.	3.30%	2/6/2027		26,383	28,769,585
MSCI, Inc.†	3.25%	8/15/2033		24,244	24,554,444
MSCI, Inc.†	3.875%	2/15/2031		47,798	49,843,515
MSCI, Inc.†	4.00%	11/15/2029		34,026	35,613,653
Oracle Corp.	4.50%	7/8/2044		11,251	12,733,236
Playtika Holding Corp. (Israel)†(d)	4.25%	3/15/2029		15,508	15,221,335
PTC, Inc.†	3.625%	2/15/2025		12,218	12,398,888
PTC, Inc.†	4.00%	2/15/2028		22,263	22,688,557
ROBLOX Corp.†	3.875%	5/1/2030		74,851	76,049,364
Roper Technologies, Inc.	1.75%	2/15/2031		30,818	28,975,943
salesforce.com, Inc.	3.70%	4/11/2028		17,807	19,774,746
ServiceNow, Inc.	1.40%	9/1/2030		33,835	31,532,699
Twilio, Inc.	3.625%	3/15/2029		97,266	98,276,594
Twilio, Inc.	3.875%	3/15/2031		54,634	55,242,350
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%	9/1/2025		23,039	23,875,431
Total					582,036,889

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 2.17%
Altice France Holding SA (Luxembourg)†(d)	6.00%	2/15/2028	$13,128	$12,560,870
Altice France Holding SA (Luxembourg)†(d)	10.50%	5/15/2027	31,171	33,552,776
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(d)	6.75%	10/1/2026	29,167	30,701,184
Frontier Communications Holdings LLC†	5.00%	5/1/2028	26,116	26,946,750
Frontier Communications Holdings LLC†	5.875%	10/15/2027	14,606	15,468,411
Frontier Communications Holdings LLC†	6.75%	5/1/2029	27,815	28,970,157
Hughes Satellite Systems Corp.	5.25%	8/1/2026	21,000	22,990,485
Motorola Solutions, Inc.	4.60%	2/23/2028	15,034	16,987,665
Motorola Solutions, Inc.	4.60%	5/23/2029	17,963	20,542,666
Sprint Capital Corp.	6.875%	11/15/2028	108,783	137,793,250
Switch Ltd.†	3.75%	9/15/2028	18,979	19,148,577
T-Mobile USA, Inc.	3.375%	4/15/2029	45,095	46,027,114
T-Mobile USA, Inc.	3.875%	4/15/2030	16,027	17,545,177
T-Mobile USA, Inc.	4.50%	4/15/2050	11,073	12,978,564
Vmed O2 UK Financing I plc (United Kingdom)†(d)	4.25%	1/31/2031	60,933	59,813,051
Vmed O2 UK Financing I plc (United Kingdom)†(d)	4.75%	7/15/2031	42,074	42,676,079
Windstream Escrow LLC/Windstream Escrow Finance Corp.†	7.75%	8/15/2028	19,090	20,273,200
Xiaomi Best Time International Ltd. (Hong Kong)†(d)	4.10%	7/14/2051	52,407	53,307,100
Total				618,283,076

Toys/Games/Hobbies 0.37%
Hasbro, Inc.	3.90%	11/19/2029	44,903	49,558,670
Hasbro, Inc.	5.10%	5/15/2044	24,241	30,241,134
Mattel, Inc.†	5.875%	12/15/2027	24,502	26,372,483
Total				106,172,287

Transportation 0.41%
Autoridad del Canal de Panama (Panama)†(d)	4.95%	7/29/2035	13,240	16,146,973
Central Japan Railway Co. (Japan)†(d)	4.25%	11/24/2045	17,006	21,262,571
CH Robinson Worldwide, Inc.	4.20%	4/15/2028	20,351	22,944,147
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%	8/20/2035	29,906	29,554,082
XPO Logistics, Inc.†	6.25%	5/1/2025	26,723	27,992,744
Total				117,900,517
Total Corporate Bonds (cost $17,406,893,748)				18,139,785,579

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(i) 5.52%

Aerospace/Defense 0.08%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(d)	8.50% (3 Mo. LIBOR + 6.50%	)	3/6/2024	$8,103	$8,074,085
Alloy Finco Limited USD Holdco PIK Term Loan 13.50% (Jersey)(d)	0.50%		3/6/2025	14,038	14,185,429
Total					22,259,514

Auto Parts & Equipment 0.06%
Truck Hero, Inc. 2021 Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	1/31/2028	16,575	16,519,496

Automakers 0.09%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	6.874% (3 Mo. LIBOR + 6.00%	)	4/10/2026	26,707	26,874,291

Banking 0.08%
Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan	3.104% (1 Mo. LIBOR + 3.00%	)	6/15/2025	22,186	22,076,607

Building & Construction 0.16%
Centuri Group, Inc Term Loan B	3.00% (3 Mo. LIBOR + 2.50%	)	8/27/2028	24,896	24,902,523
USIC Holdings, Inc. 2021 Term Loan	4.25% (1 Mo. LIBOR + 3.50%	)	5/12/2028	19,655	19,655,428
Total					44,557,951

Building Materials 0.12%
ACProducts, Inc. 2021 Term Loan B	4.75% (6 Mo. LIBOR + 4.25%	)	5/17/2028	33,545	33,125,332

Chemicals 0.22%
LSF11 A5 Holdco LLC Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	10/15/2028	23,083	23,092,382
Messer Industries GmbH 2018 USD Term Loan	2.724% (3 Mo. LIBOR + 2.50%	)	3/2/2026	19,379	19,255,962
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(d)	3.102% (1 Mo. LIBOR + 3.00%	)	10/1/2025	19,411	19,368,738
Total					61,717,082

Discount Stores 0.09%
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	2.105% (1 Mo. LIBOR + 2.00%	)	2/3/2024	13,177	13,195,282

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Discount Stores (continued)
Claire’s Stores, Inc. 2019 Term Loan B	6.604% (1 Mo. LIBOR + 6.50%	)	12/18/2026	$11,558	$11,526,277
Total					24,721,559

Diversified Capital Goods 0.00%
UTEX Industries Inc. 2020 Second Out Term Loan PIK 5.75%	5.25% (1 Mo. LIBOR + 3.75%	)	12/3/2025	696	686,520

Electric: Generation 0.15%
Astoria Energy LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	12/10/2027	22,758	22,735,789
EFS Cogen Holdings I LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	10/1/2027	18,069	17,842,911
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	1.72% (3 Mo. LIBOR + 1.50%	)	7/28/2028	1,721	976,638
Frontera Generation Holdings LLC 2021 Term Loan	14.00% (3 Mo. LIBOR + 13.00%	)	7/28/2026	1,782	1,888,904	(j)
Total					43,444,242

Electric: Integrated 0.09%
Helix Gen Funding, LLC Term Loan B	4.75% (1 Mo. LIBOR + 3.75%	)	6/3/2024	26,985	26,248,511

Electronics 0.10%
Altar Bidco, Inc. 2021 Term Loan	–	(k)	11/17/2028	27,308	27,256,315

Gas Distribution 0.37%
CQP Holdco LP 2021 Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	6/5/2028	36,113	36,074,919
Lucid Energy Group II Borrower, LLC 2021 Term Loan	5.00% (3 Mo. LIBOR + 4.25%	)	11/24/2028	45,020	44,547,747
Oryx Midstream Services Permian Basin LLC Term Loan B	3.75% (3 Mo. LIBOR + 3.25%	)	10/5/2028	24,182	24,059,259
Total					104,681,925

Health Facilities 0.58%
Da Vinci Purchaser Corp. 2019 Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	1/8/2027	18,724	18,770,459
Electron BidCo Inc. 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	11/1/2028	27,701	27,668,682
Global Medical Response, Inc. 2020 Term Loan B	4.474% - 5.25% (3 Mo. LIBOR + 4.25%	)	10/2/2025	26,797	26,723,277

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
Heartland Dental, LLC 2018 1st Lien Term Loan	3.604% (1 Mo. LIBOR + 3.50%	)	4/30/2025	$22,071	$21,895,228
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	3.852% (1 Mo. LIBOR + 5.75%	)	11/16/2025	37,872	37,891,084
Select Medical Corporation 2017 Term Loan B	2.36% (1 Mo. LIBOR + 2.25%	)	3/6/2025	33,463	33,316,663
Total					166,265,393

Health Services 0.12%
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan(l)	–	(k)	3/2/2028	1,493	1,478,593
National Mentor Holdings, Inc. 2021 Term Loan C	4.50% (1 Mo. LIBOR + 3.75%	)	3/2/2028	1,013	1,003,116
National Mentor Holdings, Inc. 2021 Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	3/2/2028	31,999	31,698,944
Total					34,180,653

Insurance Brokerage 0.06%
Hub International Limited 2018 Term Loan B	2.875% (3 Mo. LIBOR + 2.75%	)	4/25/2025	16,658	16,487,678

Investments & Miscellaneous Financial Services 0.30%
HighTower Holdings LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	4/21/2028	50,552	50,588,558
Hudson River Trading LLC 2021 Term Loan	3.104% (1 Mo. LIBOR + 3.00%	)	3/20/2028	35,906	35,688,246
Total					86,276,804

Machinery 0.17%
II-VI Incorporated 2021 Bridge Term Loan B	–	(k)	12/1/2028	27,314	27,319,626
Vertical US Newco Inc Term Loan B	4.00% (6 Mo. LIBOR + 3.50%	)	7/30/2027	22,354	22,397,126
Total					49,716,752

Managed Care 0.07%
Bella Holding Company, LLC 2021 Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	5/10/2028	18,732	18,745,738

Media: Content 0.25%
AppLovin Corporation 2021 Term Loan B	3.50% (1 Mo. LIBOR + 3.00%	)	10/25/2028	27,472	27,463,605
Nexstar Broadcasting, Inc. 2018 Term Loan B3	2.354% (1 Mo. LIBOR + 2.25%	)	1/17/2024	15,374	15,370,086

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media: Content (continued)
Univision Communications Inc. 2021 Term Loan B	–	(k)	5/5/2028	$28,368	$28,362,549
Total					71,196,240

Medical Products 0.04%
MedAssets Software Intermediate Holdings, Inc. 2021 Term Loan	4.50% (3 Mo. LIBOR + 4.00%	)	12/18/2028	12,408	12,427,676

Personal & Household Products 0.09%
FGI Operating Company, LLC Exit Term Loan	10.22% (3 Mo. LIBOR + 10.00%	)	5/16/2022	835	104,809	(j)
Revlon Consumer Products Corporation 2020 Additional Term Loan B2	4.25% (3 Mo. LIBOR + 3.50%	)	6/30/2025	79	58,381
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/6/2028	27,069	26,883,315
Total					27,046,505

Rail 0.08%
Genesee & Wyoming Inc. (New) Term Loan	2.224% (3 Mo. LIBOR + 2.00%	)	12/30/2026	23,001	22,886,003

Real Estate Investment Trusts 0.09%
Washington Prime Group, L.P. 2021 Take-back Exit Term Loan	–	(k)	6/11/2025	25,580	25,887,331

Recreation & Travel 0.13%
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(d)	3.50% (1 Mo. LIBOR + 2.50%	)	2/1/2024	16,211	16,217,439
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(d)	3.474% (3 Mo. LIBOR + 3.25%	)	11/12/2026	2,468	2,419,903
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(d)	3.474% (3 Mo. LIBOR + 3.25%	)	11/12/2026	18,677	18,311,917
Total					36,949,259

Software/Services 0.59%
Magenta Buyer LLC 2021 USD 1st Lien Term Loan	5.75% (3 Mo. LIBOR + 5.00%	)	7/27/2028	25,836	25,807,246
Peraton Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	2/1/2028	25,088	25,141,356
Polaris Newco LLC USD Term Loan B	4.50% (3 Mo. LIBOR + 4.00%	)	6/2/2028	29,410	29,445,261
RealPage, Inc 1st Lien Term Loan	3.75% (1 Mo. LIBOR + 3.25%	)	4/24/2028	25,022	24,978,952

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Software/Services (contents)
Tibco Software Inc. 2020 Term Loan B3	3.852% (1 Mo. LIBOR + 3.75%	)	6/30/2026		$30,760	$30,567,847
Ultimate Software Group Inc (The) Term Loan B	3.854% (1 Mo. LIBOR + 3.75%	)	5/4/2026		15,896	15,869,876
WEX Inc. 2021 Term Loan	2.354% (1 Mo. LIBOR + 2.25%	)	3/31/2028		15,726	15,664,058
Total						167,474,596

Specialty Retail 0.50%
Birkenstock GmbH & Co. KG USD Term Loan B (Germany)(d)	3.75% (6 Mo. LIBOR + 3.25%	)	4/28/2028		16,850	16,829,265
Foundation Building Materials Holding Company LLC 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	2/3/2028		11,957	11,889,266
Harbor Freight Tools USA, Inc. 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	10/19/2027		14,992	14,979,556
Mavis Tire Express Services Corp. 2021 Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	5/4/2028		27,124	27,183,668
Petco Health and Wellness Company, Inc. 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.25%	)	3/3/2028		28,340	28,342,400
Restoration Hardware, Inc. Term Loan B	3.00% (3 Mo. LIBOR + 2.50%	)	10/20/2028		25,829	25,810,087
Winterfell Financing Sarl EUR Term Loan B (Luxembourg)(d)	3.50% (3 Mo. EURIBOR + 3.50%	)	5/4/2028	EUR	14,427	16,270,666
Total						141,304,908

Support: Services 0.43%
Avis Budget Car Rental, LLC 2020 Term Loan B	1.86% (1 Mo. LIBOR + 1.75%	)	8/6/2027		$22,530	22,273,027
Brown Group Holding, LLC Term Loan B	3.00% (3 Mo. LIBOR + 2.50%	)	6/7/2028		26,334	26,317,549
CoreLogic, Inc. Term Loan	4.00% (1 Mo. LIBOR + 3.50%	)	6/2/2028		34,385	34,402,416
Pike Corporation 2021 Incremental Term Loan B	3.11% (1 Mo. LIBOR + 3.00%	)	1/21/2028		19,618	19,584,134
Team Health Holdings, Inc. 1st Lien Term Loan	3.75% (1 Mo. LIBOR + 2.75%	)	2/6/2024		22,378	21,460,639
Total						124,037,765

Technology Hardware & Equipment 0.41%
Atlas CC Acquisition Corp Term Loan B	5.00% (3 Mo. LIBOR + 4.25%	)	5/25/2028		24,209	24,293,980

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Technology Hardware & Equipment (continued)
Atlas CC Acquisition Corp Term Loan C	5.00% (3 Mo. LIBOR + 4.25%	)	5/25/2028		$4,924	$4,941,149
Delta TopCo, Inc. 2020 Term Loan B	4.50% (6 Mo. LIBOR + 3.75%	)	12/1/2027		24,017	24,073,125
LogMeIn, Inc. Term Loan B	4.839% (3 Mo. LIBOR + 4.75%	)	8/31/2027		64,199	63,931,319
Total						117,239,573

Theaters & Entertainment 0.00%
AMC Entertainment Holdings, Inc. 2019 Term Loan B	3.103% (1 Mo. LIBOR + 3.00%	)	4/22/2026		31	28,362
Total Floating Rate Loans (cost $1,559,753,504)						1,572,320,581

FOREIGN GOVERNMENT OBLIGATIONS 2.54%

Angola 0.20%
Angolan Government International Bond†(d)	9.125%		11/26/2049		31,472	30,292,681
Angolan Government International Bond †(d)	9.375%		5/8/2048		27,128	26,638,069
Total						56,930,750

Australia 0.10%
Australian Government Bond(b)	4.25%		4/21/2026	AUD	33,642	27,527,957

Bermuda 0.10%
Bermuda Government International Bond†	2.375%		8/20/2030		$14,545	14,581,363
Bermuda Government International Bond†	3.375%		8/20/2050		12,887	12,935,326
Total						27,516,689

Colombia 0.18%
Colombia Government International Bond(d)	5.20%		5/15/2049		54,429	50,082,844

Costa Rica 0.29%
Costa Rica Government International Bond†(d)	7.158%		3/12/2045		83,332	82,707,843

Ecuador 0.16%
Ecuador Government International Bond†(d)	5.00%		7/31/2030		54,470	45,278,104

El Salvador 0.19%
El Salvador Government International Bond†(d)	7.65%		6/15/2035		48,159	27,631,226
El Salvador Government International Bond†(d)	8.25%		4/10/2032		42,714	26,482,680
Total						54,113,906

Gabon 0.13%
Gabon Government International Bond†(d)	7.00%		11/24/2031		37,742	37,081,515

See Notes to Financial Statements.	45

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Ivory Coast 0.09%
Ivory Coast Government International Bond†(b)	5.875%	10/17/2031	EUR	22,313	$26,158,253

Kenya 0.37%
Republic of Kenya Government International Bond†(d)	7.25%	2/28/2028		$40,576	43,775,012
Republic of Kenya Government International Bond†(d)	8.25%	2/28/2048		61,972	63,141,411
Total					106,916,423

Mongolia 0.12%
Development Bank of Mongolia LLC†(d)	7.25%	10/23/2023		31,219	32,939,251

Oman 0.09%
Oman Sovereign Sukuk Co.†(d)	4.875%	6/15/2030		25,254	26,895,510

Senegal 0.11%
Senegal Government International Bond†(b)	5.375%	6/8/2037	EUR	28,360	30,723,826

South Africa 0.15%
Republic of South Africa Government International Bond(d)	5.75%	9/30/2049		$45,375	43,752,844

Sri Lanka 0.11%
Sri Lanka Government International Bond†(d)(m)	5.875%	7/25/2022		45,243	30,867,037

United Arab Emirates 0.15%
Abu Dhabi Government International†(d)	3.125%	5/3/2026		40,836	43,512,432
Total Foreign Government Obligations (cost $753,325,963)					723,005,184

MUNICIPAL BONDS 2.40%

Air Transportation 0.12%
County of Miami-Dade FL Aviation Revenue	3.982%	10/1/2041		13,915	14,902,936
County of Miami-Dade FL Aviation Revenue	4.28%	10/1/2041		18,040	19,796,432
Total					34,699,368

Education 0.44%
California State University	3.899%	11/1/2047		33,030	38,068,581
Ohio University	5.59%	12/1/2114		11,104	17,320,785
Permanent University Fund - Texas A&M University S	3.66%	7/1/2047		36,015	38,962,428
Regents of the University of California Medical Ce	3.006%	5/15/2050		12,835	13,230,866

46	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Education (continued)
Regents of the University of California Medical Ce	6.548%	5/15/2048	$12,463	$19,309,478
Total				126,892,138

General Obligation 0.67%
Chicago Transit Authority Sales & Transfer Tax Rec	6.899%	12/1/2040	11,826	16,670,596
City & County of Honolulu HI	5.418%	12/1/2027	6,620	8,000,323
Commonwealth of Pennsylvania	5.45%	2/15/2030	12,190	14,863,008
District of Columbia	5.591%	12/1/2034	14,130	17,780,288
Los Angeles Unified School District/CA	5.75%	7/1/2034	12,497	16,280,548
State of California	7.55%	4/1/2039	15,015	25,086,646
State of Illinois	5.10%	6/1/2033	69,845	80,785,130
University of North Carolina at Chapel Hill	3.847%	12/1/2034	9,595	11,172,397
Total				190,638,936

Lease Obligation 0.03%
State of Wisconsin	3.294%	5/1/2037	7,145	7,788,241

Miscellaneous 0.36%
County of Miami-Dade FL	2.786%	10/1/2037	9,690	9,496,526
Dallas Convention Center Hotel Development Corp	7.088%	1/1/2042	17,795	25,182,607
New York City Industrial Development Agency†	11.00%	3/1/2029	18,478	24,558,295
Pasadena Public Financing Authority	7.148%	3/1/2043	26,795	43,288,710
Total				102,526,138

Revenue - Utilities - Other 0.06%
City of San Antonio TX Electric & Gas Systems Reve	5.718%	2/1/2041	13,240	18,384,671

Tax Revenue 0.29%
Dallas Area Rapid Transit	2.613%	12/1/2048	22,730	22,325,022
Massachusetts School Building Authority	5.715%	8/15/2039	20,055	27,746,855
Memphis-Shelby County Industrial Development Board(g)	7.00%	7/1/2045	22,085	19,802,460
New York State Dormitory Authority	3.19%	2/15/2043	5,345	5,646,712
Regional Transportation District Sales Tax Revenue	2.387%	11/1/2037	8,125	7,718,722
Total				83,239,771

Taxable Revenue - Water & Sewer 0.04%
City & County Honolulu HI Wastewater System Revenu	1.623%	7/1/2031	6,635	6,499,171

See Notes to Financial Statements.	47

Schedule of Investments (continued)

December 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Taxable Revenue - Water & Sewer (continued)
City & County Honolulu HI Wastewater System Revenu	2.574%		7/1/2041	$4,520	$4,541,103
Total					11,040,274

Transportation 0.25%
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	10,790	11,621,708
Metropolitan Transportation Authority	5.175%		11/15/2049	18,010	24,775,572
Metropolitan Transportation Authority	6.668%		11/15/2039	9,045	12,887,664
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	18,845	21,187,681
Total					70,472,625

Transportation: Infrastructure/Services 0.14%
Chicago Transit Authority Sales Tax Receipts Fund	6.20%		12/1/2040	12,385	16,949,752
Port of Seattle WA	3.571%		5/1/2032	7,305	7,933,913
Port of Seattle WA	3.755%		5/1/2036	13,905	15,158,829
Total					40,042,494
Total Municipal Bonds (cost $628,313,864)					685,724,656

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.48%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(n)	12/25/2059	3,374	3,375,814
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.06% (1 Mo. LIBOR + .95%	)#	6/15/2035	35,420	35,397,044
BBCMS Mortgage Trust 2018-C2 C	4.969%	#(n)	12/15/2051	15,628	17,280,477
BBCMS Mortgage Trust 2019-BWAY A†	1.066% (1 Mo. LIBOR + .96%	)#	11/15/2034	25,000	24,950,990
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(n)	8/15/2052	35,544	35,258,582
BHMS 2018-ATLS A†	1.36% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	61,190	61,236,651
BX 2021-MFM1 B†	1.06% (1 Mo. LIBOR + .95%	)#	1/15/2034	7,100	7,052,558
BX 2021-MFM1 C†	1.31% (1 Mo. LIBOR + 1.20%	)#	1/15/2034	4,250	4,223,429
BX Commercial Mortgage Trust 2020-VIV4 A†	2.843%		3/9/2044	14,171	14,578,959
BX Commercial Mortgage Trust 2021-VOLT A†	0.81% (1 Mo. LIBOR + .70%	)#	9/15/2036	53,040	52,932,419
BX Trust 2021-ARIA F†	2.704% (1 Mo. LIBOR + 2.59%	)#	10/15/2036	107,730	107,376,085
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	18,200	16,852,836
Citigroup Commercial Mortgage Trust 2016-GC36 C	4.75%	#(n)	2/10/2049	8,580	8,780,113
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(n)	4/15/2049	9,991	8,251,895
COMM Mortgage Trust 2014-UBS5 AM	4.193%	#(n)	9/10/2047	17,906	18,808,190
COMM Mortgage Trust 2020-SBX C†	2.056%	#(n)	1/10/2038	5,900	5,773,466
COMM Mortgage Trust 2020-SBX D†	2.321%	#(n)	1/10/2038	8,000	7,787,544

48	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2020-SBX A†	1.67%		1/10/2038	$7,500	$7,464,537
Connecticut Avenue Securities Trust 2021-R01 1B1†	3.15% (1 Mo. SOFR + 3.10%	)#	10/25/2041	41,314	41,803,059
Connecticut Avenue Securities Trust 2021-R03 1B1†	2.80% (1 Mo. SOFR + 2.75%	)#	12/25/2041	27,550	27,594,835
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C†	1.54% (1 Mo. LIBOR + 1.43%	)#	5/15/2036	52,000	51,910,622
Credit Suisse Mortgage Capital Certificates 2019-ICE4 D†	1.71% (1 Mo. LIBOR + 1.60%	)#	5/15/2036	14,076	14,043,815
Credit Suisse Mortgage Capital Certificates 2021-BRIT A†	3.709% (1 Mo. LIBOR + 3.46%	)#	5/15/2023	86,900	86,755,537
CS Master Trust 2021-AHP A†	4.449% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	34,200	34,269,831
CS Master Trust 2021-BLUF A†	4.527% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	19,500	19,681,642
CSMC 2020-AFC1 Trust A1†	2.24%	#(n)	2/25/2050	9,437	9,477,045
CSMC 2021-BHAR D†	2.86% (1 Mo. LIBOR + 2.75%	)#	11/15/2038	8,826	8,838,149
CSMC 2021-BHAR E†	3.61% (1 Mo. LIBOR + 3.50%	)#	11/15/2038	12,920	12,929,913
CSMC 2021-BHAR F†	4.36% (1 Mo. LIBOR + 4.25%	)#	11/15/2038	10,223	10,230,715
CSMC 2021-BPNY A†	3.824% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	47,580	47,566,792
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(n)	1/25/2060	4,455	4,460,254
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1†	3.35% (1 Mo. SOFR + 3.30%	)#	11/25/2041	11,740	11,848,459
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	13,540	13,850,808
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	13,500	13,792,521
Freddie Mac STACR REMIC Trust 2021-DNA6 B1†	3.45% (1 Mo. SOFR + 3.40%	)#	10/25/2041	66,590	67,129,113
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1†	3.70% (1 Mo. SOFR + 3.65%	)#	11/25/2041	48,390	49,235,935
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	2,465	2,471,135
Great Wolf Trust 2019-WOLF A†	1.144% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	53,981	53,973,184
Great Wolf Trust 2019-WOLF D†	2.043% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	50,508	49,959,039
GS Mortgage Securities Corp. II 2021-ARDN C†	2.16% (1 Mo. LIBOR + 2.05%	)#	11/15/2036	15,930	15,959,869
GS Mortgage Securities Corp. II 2021-ARDN D†	2.86% (1 Mo. LIBOR + 2.75%	)#	11/15/2036	27,860	27,912,237

See Notes to Financial Statements.	49

Schedule of Investments (continued)

December 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2021-RENT E†	2.853% (1 Mo. LIBOR + 2.75%	)#	11/21/2035	$11,567	$11,527,908
GS Mortgage Securities Corp. Trust 2021-RENT F†	3.753% (1 Mo. LIBOR + 3.65%	)#	11/21/2035	8,500	8,474,355
GS Mortgage Securities Corp. Trust 2021-RENT G†	5.803% (1 Mo. LIBOR + 5.70%	)#	11/21/2035	600	606,231
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ†	9.61% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	70,375	70,544,723
GS Mortgage Securities Trust 2020-GSA2 E†	2.25%		12/12/2053	9,450	7,661,427
Hilton Orlando Trust 2018-ORL A†	1.03% (1 Mo. LIBOR + .92%	)#	12/15/2034	9,443	9,441,545
HPLY Trust 2019-HIT A†	1.11% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	17,133	17,118,120
JPMCC Commercial Mortgage Securities Trust 2017-JP5 C	3.85%	#(n)	3/15/2050	11,612	11,860,049
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	18,000	18,068,638
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	10,530	10,741,265
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	8,690	8,770,217
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT D†	6.81% (1 Mo. LIBOR + 6.70%	)#	8/15/2033	42,015	42,067,099
KIND Trust 2021-KIND E†	3.36% (1 Mo. LIBOR + 3.25%	)#	8/15/2038	47,580	47,269,640
KKR Industrial Portfolio Trust 2021-KDIP D†	1.36% (1 Mo. LIBOR + 1.25%	)#	12/15/2037	4,598	4,550,249
KKR Industrial Portfolio Trust 2021-KDIP E†	1.66% (1 Mo. LIBOR + 1.55%	)#	12/15/2037	7,433	7,343,456
KKR Industrial Portfolio Trust 2021-KDIP F†	2.16% (1 Mo. LIBOR + 2.05%	)#	12/15/2037	8,148	8,013,524
Life Mortgage Trust 2021-BMR E†	1.86% (1 Mo. LIBOR + 1.75%	)#	3/15/2038	22,900	22,715,224
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(n)	1/26/2060	2,969	2,978,495
One New York Plaza Trust 2020-1NYP B†	1.61% (1 Mo. LIBOR + 1.50%	)#	1/15/2036	9,400	9,378,594
One New York Plaza Trust 2020-1NYP C†	2.31% (1 Mo. LIBOR + 2.20%	)#	1/15/2036	23,620	23,624,634
One New York Plaza Trust 2020-1NYP D†	2.86% (1 Mo. LIBOR + 2.75%	)#	1/15/2036	8,500	8,521,501
PFP Ltd. 2019-6 A†	1.158% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	7,793	7,786,299

50	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

	Dividend		Maturity	Shares	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
PFP Ltd. 2019-6 C†	2.208% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	27,054	$26,985,804
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(n)	1/26/2060	2,492	2,505,053
SLG Office Trust 2021-OVA E†	2.851%		7/15/2041	44,590	42,409,660
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(n)	2/25/2050	3,727	3,743,743
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	3,336	3,347,592
Wells Fargo Commercial Mortgage Trust 2020-SDAL A†	1.12% (1 Mo. LIBOR + 1.01%	)#	2/15/2037	9,878	9,822,826
Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,557,115,980)					1,560,953,969

PREFERRED STOCKS 0.04%

Transportation Infrastructure
ACBL Holdings Corp. Series A	Zero Coupon			167	4,594,095
ACBL Holdings Corp. Series B	Zero Coupon			205	5,639,398
Total Preferred Stocks (cost $9,303,175)					10,233,493
Total Long-Term Investments (cost $27,113,129,445)					28,005,646,428

				Principal
				Amount
				(000)

SHORT-TERM INVESTMENTS 0.79%

REPURCHASE AGREEMENTS 0.51%
Repurchase Agreement dated 12/31/2021, 0.00% due 1/3/2022 with Fixed Income Clearing Corp. collateralized by $43,917,700 of U.S. Treasury Note at 1.375% due 10/31/2028; $95,339,700 of U.S. Treasury Note at 3.125% due 11/15/2028; value: $150,275,880; proceeds: $147,329,234 (cost $147,329,234)				$147,329	147,329,234

				Shares

Money Market Funds 0.25%
Fidelity Government Portfolio(o) (cost $71,062,642)				71,062,642	71,062,642

Time Deposits 0.03%
CitiBank N.A.(o) (cost $7,895,850)				7,895,850	7,895,850
Total Short-Term Investments (cost $226,287,726)					226,287,726
Total Investments in Securities 99.03% (cost $27,339,417,171)					28,231,934,154
Less Unfunded Loan Commitments (0.01%) (cost $1,492,586)(p)					(1,478,593)

See Notes to Financial Statements.	51

Schedule of Investments (continued)

December 31, 2021

Fair
Investments	Value
Net Investments in Securities 99.02% (cost $27,337,924,585)	$28,230,455,561
Other Assets and Liabilities – Net(q) 0.98%	277,017,415
Net Assets 100.00%	$28,507,472,976

AUD	Australian Dollar.
EUR	Euro.
GBP	British Pound.
HKD	Hong Kong Dollar.
JPY	Japanese Yen.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2021, the total value of Rule 144A securities was $13,302,718,913, which represents 46.67% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2021.
*	Non-income producing security.
(a)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(d)	Foreign security traded in U.S. dollars.
(e)	Level 3 Investment as described in Note 2(p) in the Notes to Schedule of Investments. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).
(h)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security fair valued by the Pricing Committee.
(i)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2021.
(j)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	Interest rate to be determined.
(l)	Security partially/fully unfunded. See Note 2(n).
(m)	Security has been fully or partially segregated for open reverse repurchase agreements as of December 31, 2021. See Note 2(m).
(n)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(o)	Security was purchased with the cash collateral from loaned securities.
(p)	See Note 2(n).
(q)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

52	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Centrally Cleared Credit Default Swaps on Index/Issuer - Buy Protection at December 31, 2021(1):

Referenced	Central	Fund Pays	Termination	Notional	Payments	Unrealized
Index/Issuer	Clearing Party	(Quarterly)	Date	Amount	Upfront(2)	Appreciation(3)
Markit CDX.NA.EM.36(4)(5)	Bank of America	1.000%	12/20/2026	$1,123,718,000	$43,646,696	$1,714,698

Referenced	Central	Fund Pays	Termination	Notional	Payments	Unrealized
Index/Issuer	Clearing Party	(Quarterly)	Date	Amount	Upfront(2)	Depreciation(3)
Republic of Brazil(4)(6)	Bank of America	1.000%	12/20/2026	$116,477,805	$7,250,053	$(1,629,687)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid/received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes/Issuers amounted to $1,714,698. Total unrealized depreciation on Credit Default Swaps on Indexes/Issuers amounted to $1,629,687.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.
(6)	Moody’s Credit Rating Ba2.

Credit Default Swaps on Indexes - Sell Protection at December 31, 2021(1):

								Credit
								Default
								Swap
		Fund				Unrealized		Agreements
Referenced	Swap	Receives	Termination	Notional	Payments	Appreciation/		Receivable at
Index*	Counterparty	(Quarterly)	Date	Amount	Upfront(2)	(Depreciation)	(3)	Fair Value(4)
Markit MBX.NA.AA.8	Citibank	1.500%	10/17/2057	$18,980,000	$95,072	$37,042		$132,114

								Credit
								Default
								Swap
		Fund				Unrealized		Agreements
Referenced	Swap	Receives	Termination	Notional	Payments	Appreciation/		Payable at
Index*	Counterparty	(Quarterly)	Date	Amount	Upfront(2)	(Depreciation)	(3)	Fair Value(4)
Markit MBX.NA.AA.7	Citibank	1.500%	1/17/2047	$9,490,000	$(115,297)	$(31,608)		$(146,905)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	100,000,000	(9,749,751)	353,235		(9,396,516)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	23,760,000	(2,515,901)	283,289		(2,232,612)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	35,000,000	(2,933,856)	(354,925)		(3,288,781)
Markit CMBX.NA.BBB-.10	Citibank	3.000%	11/17/2059	10,000,000	(865,649)	(28,614)		(894,263)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	14,950,000	(1,294,145)	(42,779)		(1,336,924)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	22,050,000	(2,737,114)	765,263		(1,971,851)

See Notes to Financial Statements.	53

Schedule of Investments (continued)

December 31, 2021

								Credit
								Default
								Swap
		Fund				Unrealized		Agreements
Referenced	Swap	Receives	Termination	Notional	Payments	Appreciation/		Payable at
Index*	Counterparty	(Quarterly)	Date	Amount	Upfront(2)	(Depreciation)	(3)	Fair Value(4)
Markit CMBX.NA.BBB-.12	Citibank	3.000%	8/17/2061	30,000,000	$(1,382,502)		$(165,353)	$(1,547,855)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%	8/17/2061	22,000,000	(1,499,370)	364,276		(1,135,094)
					$(23,093,585)	$1,142,784		$(21,950,801)
Total Credit Default Swaps on Indexes - Sell Protection					$(22,998,513)	$1,179,826		$(21,818,687)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid/received are presented net of amortization. See Note 2(i).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $1,803,105. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $623,279.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at December 31, 2021:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Euro	Buy	Standard Chartered Bank	3/10/2022	7,501,000	$8,463,131	$8,551,210	$88,079
Japanese yen	Sell	Morgan Stanley	2/8/2022	3,405,000,000	29,976,389	29,608,401	367,988
Japanese yen	Sell	Standard Chartered Bank	2/8/2022	3,307,000,000	29,010,243	28,756,236	254,007
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$710,074

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Australian dollar	Sell	State Street Bank and Trust	3/1/2022	39,833,000	$28,413,648	$28,984,235	$(570,587)
British pound	Sell	Goldman Sachs	3/7/2022	71,111,000	94,181,186	96,227,615	(2,046,429)
Euro	Sell	Credit Agricole	3/10/2022	15,457,000	17,461,159	17,621,124	(159,965)
Euro	Sell	Morgan Stanley	3/10/2022	282,486,000	321,324,153	322,036,665	(712,512)
Euro	Sell	Morgan Stanley	3/10/2022	14,540,000	16,422,879	16,575,735	(152,856)
Euro	Sell	State Street Bank and Trust	3/10/2022	37,300,000	42,207,307	42,522,347	(315,040)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,957,389)

54	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2021

Open Futures Contracts at December 31, 2021:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. Long Bond	March 2022	2,576	Short	$(413,943,511)	$(413,287,000)	$656,511

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 2-Year Treasury Note	March 2022	3,157	Short	$(688,572,570)	$(688,768,613)	$(196,043)
U.S. 5-Year Treasury Note	March 2022	13,214	Long	1,605,193,748	1,598,584,303	(6,609,445)
U.S. 10-Year Treasury Note	March 2022	3,118	Short	(402,167,295)	(406,801,563)	(4,634,268)
U.S. 10-Year Ultra Treasury Bond	March 2022	979	Long	143,668,724	143,362,313	(306,411)
U.S. Ultra Treasury Bond	March 2022	1,072	Short	(210,215,491)	(211,318,000)	(1,102,509)
Total Unrealized Depreciation on Open Futures Contracts						$(12,848,676)

Reverse Repurchase Agreement Payable as of December 31, 2021:

		Collateral
		Held by	Interest	Trade	Maturity	Fair
Counterparty	Principal	Counterparty	Rate(1)	Date	Date(2)	Value(3)
Barclays Bank PLC	$3,880,070	$6,310,000 principal, Sri Lanka Government International Bond at 5.875% due 7/25/2022, $4,304,998 fair value	(10.00%)	12/10/2021	On Demand	$3,854,284

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $25,786.

See Notes to Financial Statements.	55

Schedule of Investments (continued)

December 31, 2021

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$1,783,183,414	$–	$1,783,183,414
Common Stocks
Auto Components	–	4,552,928	–	4,552,928
Automobiles	95,561,607	41,960,569	–	137,522,176
Electric-Generation	–	275,612	–	275,612
Electronic Equipment, Instruments & Components	44,789,034	28,546,760	–	73,335,794
Information Technology Services	191,033,737	30,182,245	–	221,215,982
Marine	–	34,035,602	–	34,035,602
Miscellaneous Financials	–	6,005,060	–	6,005,060
Personal Products	–	60,666,979	–	60,666,979
Pharmaceuticals	–	29,486,546	–	29,486,546
Semiconductors & Semiconductor Equipment	272,860,227	34,367,020	–	307,227,247
Specialty Retail	133,344,046	–	4,966,332	138,310,378
Textiles, Apparel & Luxury Goods	–	43,638,591	–	43,638,591
Transportation Infrastructure	–	1,234,668	–	1,234,668
Remaining Industries	2,361,465,362	–	–	2,361,465,362
Convertible Bonds	–	111,466,627	–	111,466,627
Corporate Bonds
Diversified Financial Services	–	643,172,997	1,500	643,174,497
Mining	–	442,116,330	19	442,116,349
Savings & Loans	–	–	2,250	2,250
Remaining Industries	–	17,054,492,483	–	17,054,492,483
Floating Rate Loans
Electric: Generation	–	41,555,338	1,888,904	43,444,242
Personal & Household Products	–	26,941,696	104,809	27,046,505
Remaining Industries	–	1,501,829,834	–	1,501,829,834
Less Unfunded Commitments	–	(1,478,593)	–	(1,478,593)
Foreign Government Obligations	–	723,005,184	–	723,005,184
Municipal Bonds	–	685,724,656	–	685,724,656
Non-Agency Commercial Mortgage-Backed Securities	–	1,560,953,969	–	1,560,953,969
Preferred Stocks	–	10,233,493	–	10,233,493
Short-Term Investments
Repurchase Agreements	–	147,329,234	–	147,329,234
Money Market Funds	71,062,642	–	–	71,062,642
Time Deposits	–	7,895,850	–	7,895,850
Total	$3,170,116,655	$25,053,375,092	$6,963,814	$28,230,455,561

56	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2021

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swaps Contracts
Assets	$–	$1,714,698	$–	$1,714,698
Liabilities	–	(1,629,687)	–	(1,629,687)
Credit Default Swaps Contracts
Assets	–	132,114	–	132,114
Liabilities	–	(21,950,801)	–	(21,950,801)
Forward Foreign Currency Exchange Contracts
Assets	–	710,074	–	710,074
Liabilities	–	(3,957,389)	–	(3,957,389)
Futures Contracts
Assets	656,511	–	–	656,511
Liabilities	(12,848,676)	–	–	(12,848,676)
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	–	(3,854,284)	–	(3,854,284)
Total	$(12,192,165)	$(28,835,275)	$–	$(41,027,440)

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	57

Statement of Assets and Liabilities

December 31, 2021

ASSETS:
Investments in securities, at fair value including $76,846,398 of securities loaned (cost $27,337,924,585)	$28,230,455,561
Cash	46,502,718
Deposits with brokers for futures collateral	12,735,525
Deposit with brokers for forwards and swaps collateral	69,671,694
Receivables:
Interest and dividends	264,151,768
Investment securities sold	186,508,620
Capital shares sold	177,333,267
Securities lending income receivable	30,780
Credit default swap agreements receivable, at fair value (including upfront payments of $95,072)	132,114
Unrealized appreciation on forward foreign currency exchange contracts	710,074
Prepaid expenses and other assets	763,206
Total assets	28,988,995,327
LIABILITIES:
Payables:
Investment securities purchased	218,055,862
Capital shares reacquired	55,377,354
Management fee	9,997,205
12b-1 distribution plan	3,439,343
Directors’ fees	2,501,068
Variation margin for futures contracts	2,001,459
Fund administration	955,131
Variation margin for centrally cleared credit default swap agreements	100,485
Credit default swap agreements payable, at fair value (including upfront payments of $23,093,585)	21,950,801
Reverse repurchase agreement payable, at fair value	3,854,284
Payable for collateral due to broker for securities lending	78,958,492
Unrealized depreciation on forward foreign currency exchange contracts	3,957,389
Unrealized depreciation on unfunded commitments	13,993
Distributions payable	77,278,643
Accrued expenses	3,080,842
Total liabilities	481,522,351
Commitments and contingent liabilities
NET ASSETS	$28,507,472,976
COMPOSITION OF NET ASSETS:
Paid-in capital	$27,653,865,044
Total distributable earnings (loss)	853,607,932
Net Assets	$28,507,472,976

58	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2021

Net assets by class:
Class A Shares	$6,750,572,031
Class C Shares	$1,269,001,209
Class F Shares	$11,596,040,576
Class F3 Shares	$5,134,497,490
Class I Shares	$2,962,943,144
Class P Shares	$12,452,509
Class R2 Shares	$4,699,789
Class R3 Shares	$264,066,102
Class R4 Shares	$74,933,560
Class R5 Shares	$30,538,203
Class R6 Shares	$407,728,363
Outstanding shares by class:
Class A Shares (1.8 billion shares of common stock authorized, $.001 par value)	806,572,817
Class C Shares (600 million shares of common stock authorized, $.001 par value)	151,227,235
Class F Shares (2.25 billion shares of common stock authorized, $.001 par value)	1,387,690,480
Class F3 Shares (900 million shares of common stock authorized, $.001 par value)	616,362,041
Class I Shares (900 million shares of common stock authorized, $.001 par value)	355,983,333
Class P Shares (160 million shares of common stock authorized, $.001 par value)	1,454,299
Class R2 Shares (478 million shares of common stock authorized, $.001 par value)	561,501
Class R3 Shares (478 million shares of common stock authorized, $.001 par value)	31,602,785
Class R4 Shares (478 million shares of common stock authorized, $.001 par value)	8,950,473
Class R5 Shares (478 million shares of common stock authorized, $.001 par value)	3,664,453
Class R6 Shares (478 million shares of common stock authorized, $.001 par value)	48,950,277
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$8.37
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$8.56
Class C Shares-Net asset value	$8.39
Class F Shares-Net asset value	$8.36
Class F3 Shares-Net asset value	$8.33
Class I Shares-Net asset value	$8.32
Class P Shares-Net asset value	$8.56
Class R2 Shares-Net asset value	$8.37
Class R3 Shares-Net asset value	$8.36
Class R4 Shares-Net asset value	$8.37
Class R5 Shares-Net asset value	$8.33
Class R6 Shares-Net asset value	$8.33

See Notes to Financial Statements.	59

Statement of Operations

For the Year Ended December 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $648,738)	$28,958,613
Securities lending net income	1,215,687
Interest and other	942,660,473
Interest earned from Interfund Lending (See Note 11)	413
Total investment income	972,835,186
Expenses:
Management fee	103,966,413
12b-1 distribution plan–Class A	12,780,919
12b-1 distribution plan–Class C	10,489,753
12b-1 distribution plan–Class F	9,881,228
12b-1 distribution plan–Class P	59,656
12b-1 distribution plan–Class R2	28,064
12b-1 distribution plan–Class R3	1,269,937
12b-1 distribution plan–Class R4	177,296
Shareholder servicing	16,242,500
Fund administration	9,871,641
Registration	1,782,144
Directors’ fees	1,046,089
Reports to shareholders	894,504
Professional	388,085
Custody	194,950
Other	288,625
Gross expenses	169,361,804
Expense reductions (See Note 9)	(18,206)
Fees waived and expenses reimbursed (See Note 3)	(194,950)
Net expenses	169,148,648
Net investment income	803,686,538
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	671,545,928
Net realized gain (loss) on futures contracts	108,216,407
Net realized gain (loss) on forward foreign currency exchange contracts	36,391,147
Net realized gain (loss) on swap contracts	(23,009,051)
Net realized gain (loss) on foreign currency related transactions	(3,255,612)
Net change in unrealized appreciation/depreciation on investments	(834,300,107)
Net change in unrealized appreciation/depreciation on futures contracts	(26,971,753)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	1,071,810
Net change in unrealized appreciation/depreciation on swap contracts	6,615,873
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(126,696)
Net change in unrealized appreciation/depreciation on unfunded commitments	(13,993)
Net realized and unrealized gain (loss)	(63,836,047)
Net Increase in Net Assets Resulting From Operations	$739,850,491

60	See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

INCREASE IN NET ASSETS	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$803,686,538	$643,566,576
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	789,888,819	(311,504,642)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(853,724,866)	1,032,002,360
Net increase in net assets resulting from operations	739,850,491	1,364,064,294
Distributions to shareholders:
Class A	(236,202,061)	(205,376,467)
Class C	(37,879,702)	(40,107,893)
Class F	(377,911,492)	(257,451,494)
Class F3	(162,949,620)	(103,182,409)
Class I	(94,383,042)	(62,022,180)
Class P	(451,545)	(536,264)
Class R2	(153,692)	(199,665)
Class R3	(8,624,486)	(7,457,428)
Class R4	(2,591,688)	(2,344,872)
Class R5	(1,078,303)	(858,625)
Class R6	(13,996,676)	(9,237,267)
Total distributions to shareholders	(936,222,307)	(688,774,564)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	12,553,674,283	8,046,302,557
Reinvestment of distributions	838,741,127	610,268,377
Cost of shares reacquired	(4,989,703,717)	(5,516,859,033)
Net increase in net assets resulting from capital share transactions	8,402,711,693	3,139,711,901
Net increase in net assets	8,206,339,877	3,815,001,631
NET ASSETS:
Beginning of year	$20,301,133,099	$16,486,131,468
End of year	$28,507,472,976	$20,301,133,099

See Notes to Financial Statements.	61

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2021	$8.41	$0.27	$–	$0.27	$(0.28)	$(0.03)	$(0.31)
12/31/2020	8.13	0.29	0.30	0.59	(0.31)	–	(0.31)
12/31/2019	7.47	0.31	0.68	0.99	(0.33)	–	(0.33)
12/31/2018	8.25	0.33	(0.63)	(0.30)	(0.36)	(0.12)	(0.48)
12/31/2017	7.93	0.33	0.39	0.72	(0.35)	(0.05)	(0.40)

Class C
12/31/2021	8.43	0.22	–	0.22	(0.23)	(0.03)	(0.26)
12/31/2020	8.16	0.24	0.29	0.53	(0.26)	–	(0.26)
12/31/2019	7.49	0.26	0.69	0.95	(0.28)	–	(0.28)
12/31/2018	8.27	0.28	(0.63)	(0.35)	(0.31)	(0.12)	(0.43)
12/31/2017	7.95	0.28	0.39	0.67	(0.30)	(0.05)	(0.35)

Class F
12/31/2021	8.40	0.28	–	0.28	(0.29)	(0.03)	(0.32)
12/31/2020	8.12	0.29	0.31	0.60	(0.32)	–	(0.32)
12/31/2019	7.46	0.32	0.67	0.99	(0.33)	–	(0.33)
12/31/2018	8.24	0.34	(0.64)	(0.30)	(0.36)	(0.12)	(0.48)
12/31/2017	7.92	0.34	0.39	0.73	(0.36)	(0.05)	(0.41)

Class F3
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.10	0.31	0.29	0.60	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.69	1.02	(0.35)	–	(0.35)
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)
04/04/2017 to 12/31/2017(c)	8.01	0.25	0.27	0.52	(0.27)	(0.05)	(0.32)

Class I
12/31/2021	8.36	0.28	0.01 (d)	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.09	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.32	0.68	1.00	(0.34)	–	(0.34)
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)
12/31/2017	7.89	0.35	0.38	0.73	(0.36)	(0.05)	(0.41)

Class P
12/31/2021	8.60	0.26	–	0.26	(0.27)	(0.03)	(0.30)
12/31/2020	8.32	0.28	0.30	0.58	(0.30)	–	(0.30)
12/31/2019	7.64	0.30	0.69	0.99	(0.31)	–	(0.31)
12/31/2018	8.44	0.31	(0.64)	(0.33)	(0.35)	(0.12)	(0.47)
12/31/2017	8.11	0.34	0.39	0.73	(0.35)	(0.05)	(0.40)

62	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$8.37	3.26	0.76		0.76		3.19		$6,750,572	81
8.41	7.60	0.78		0.78		3.65		5,877,018	109
8.13	13.37	0.79		0.79		3.90		5,246,570	217
7.47	(3.79)	0.79		0.79		4.11		4,252,132	147
8.25	9.21	0.81		0.81		4.10		4,491,809	113

8.39	2.60	1.40		1.40		2.55		1,269,001	81
8.43	6.77	1.42		1.42		3.02		1,197,178	109
8.16	12.77	1.42		1.42		3.28		1,328,321	217
7.49	(4.38)	1.43		1.43		3.46		1,296,749	147
8.27	8.52	1.43		1.43		3.49		1,872,830	113

8.36	3.48	0.66		0.66		3.28		11,596,041	81
8.40	7.57	0.68		0.68		3.73		7,838,614	109
8.12	13.64	0.69		0.69		3.97		5,743,483	217
7.46	(3.83)	0.69		0.69		4.20		3,827,057	147
8.24	9.32	0.71		0.71		4.16		3,793,021	113

8.33	3.53	0.49		0.49		3.44		5,134,497	81
8.37	7.77	0.50		0.50		3.91		2,989,747	109
8.10	13.86	0.52		0.52		4.14		2,290,420	217
7.43	(3.57)	0.52		0.52		4.37		1,533,935	147
8.21	6.55 (e)	0.53	(f)	0.53	(f)	4.06	(e)	1,093,748	113

8.32	3.46	0.56		0.56		3.38		2,962,943	81
8.36	7.69	0.58		0.58		3.84		1,782,404	109
8.09	13.80	0.59		0.59		4.07		1,401,118	217
7.43	(3.77)	0.59		0.59		4.30		927,024	147
8.21	9.44	0.61		0.61		4.25		1,039,534	113

8.56	3.01	1.01		1.01		2.95		12,453	81
8.60	7.25	1.03		1.03		3.42		14,104	109
8.32	13.16	1.04		1.04		3.67		16,727	217
7.64	(4.00)	0.95		0.95		3.94		17,453	147
8.44	9.18	0.86		0.86		4.07		32,370	113

See Notes to Financial Statements.	63

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class R2
12/31/2021	$8.41	$0.24	$–	$0.24	$(0.25)	$(0.03)	$(0.28)
12/31/2020	8.13	0.26	0.30	0.56	(0.28)	–	(0.28)
12/31/2019	7.47	0.28	0.67	0.95	(0.29)	–	(0.29)
12/31/2018	8.25	0.30	(0.64)	(0.34)	(0.32)	(0.12)	(0.44)
12/31/2017	7.93	0.30	0.39	0.69	(0.32)	(0.05)	(0.37)

Class R3
12/31/2021	8.39	0.25	0.01 (d)	0.26	(0.26)	(0.03)	(0.29)
12/31/2020	8.12	0.27	0.29	0.56	(0.29)	–	(0.29)
12/31/2019	7.46	0.29	0.67	0.96	(0.30)	–	(0.30)
12/31/2018	8.24	0.30	(0.63)	(0.33)	(0.33)	(0.12)	(0.45)
12/31/2017	7.92	0.31	0.38	0.69	(0.32)	(0.05)	(0.37)

Class R4
12/31/2021	8.41	0.27	–	0.27	(0.28)	(0.03)	(0.31)
12/31/2020	8.14	0.29	0.29	0.58	(0.31)	–	(0.31)
12/31/2019	7.47	0.30	0.69	0.99	(0.32)	–	(0.32)
12/31/2018	8.25	0.33	(0.64)	(0.31)	(0.35)	(0.12)	(0.47)
12/31/2017	7.93	0.33	0.38	0.71	(0.34)	(0.05)	(0.39)

Class R5
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.10	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.33	0.68	1.01	(0.34)	–	(0.34)
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)
12/31/2017	7.86	0.35	0.41	0.76	(0.36)	(0.05)	(0.41)

Class R6
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.09	0.31	0.30	0.61	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.68	1.01	(0.35)	–	(0.35)
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)
12/31/2017	7.89	0.35	0.39	0.74	(0.37)	(0.05)	(0.42)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(e)	Not annualized.
(f)	Annualized.

64	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.37	2.85	1.16	1.16	2.80	$4,700	81
8.41	7.17	1.18	1.18	3.28	5,222	109
8.13	12.93	1.19	1.19	3.52	6,688	217
7.47	(4.17)	1.19	1.19	3.71	6,460	147
8.25	8.78	1.21	1.21	3.68	9,066	113

8.36	3.07	1.06	1.06	2.90	264,066	81
8.39	7.16	1.08	1.08	3.36	232,103	109
8.12	13.20	1.09	1.09	3.60	201,289	217
7.46	(4.21)	1.09	1.09	3.81	152,743	147
8.24	8.90	1.10	1.10	3.80	151,842	113

8.37	3.21	0.81	0.81	3.15	74,934	81
8.41	7.41	0.83	0.83	3.61	61,183	109
8.14	13.46	0.84	0.84	3.80	48,229	217
7.47	(3.83)	0.84	0.84	4.09	18,847	147
8.25	9.16	0.86	0.86	3.98	8,420	113

8.33	3.47	0.56	0.56	3.39	30,538	81
8.37	7.70	0.58	0.58	3.85	22,722	109
8.10	13.79	0.59	0.59	4.13	16,505	217
7.43	(3.63)	0.59	0.59	4.32	30,204	147
8.21	9.46	0.61	0.61	4.29	27,302	113

8.33	3.53	0.49	0.49	3.46	407,728	81
8.37	7.91	0.50	0.50	3.92	280,839	109
8.09	13.73	0.52	0.52	4.16	186,784	217
7.43	(3.56)	0.52	0.52	4.39	116,094	147
8.21	9.54	0.52	0.52	4.31	69,028	113

See Notes to Financial Statements.	65

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1970 and incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently

Notes to Financial Statements (continued)

quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2018 through December 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Financial Statements (continued)

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

Notes to Financial Statements (continued)

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase

Notes to Financial Statements (continued)

agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2021, the average interest rate, the amount of interest received and the average principal amount for the days borrowed in the period were as follows:

Interest Rate	Interest Income	Average Amount Borrowed
(10)%	$25,786	$3,880,070

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan

Notes to Financial Statements (continued)

is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2021, the Fund had the following unfunded loan commitments:

Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
National Mentor Holdings, Inc.
2021 Delayed Draw Term Loan	$1,492,586	$1,478,593	$1,492,586	$(13,993)

(o)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(p)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation

Notes to Financial Statements (continued)

technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate of:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2021, the effective management fee was at an annualized rate of .42% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $194,950 of fund administration fees during the fiscal year ended December 31, 2021.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Rule 12b-1 fee the Fund pays on Class C shares is a blended rate based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers for the fiscal year ended December 31, 2021:

Distributor Commissions	Dealers’ Concessions
$964,775	$5,833,743

Distributor received CDSCs of $214,657 and $129,077 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2021.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and 2020 was as follows:

	Year Ended 12/31/2021	Year Ended 12/31/2020
Distributions paid from:
Ordinary income	$936,222,307	$688,774,564
Total distributions paid	$936,222,307	$688,774,564

Notes to Financial Statements (continued)

As of December 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$38,101,961
Total undistributed earnings	38,101,961
Temporary differences	(2,501,068)
Unrealized gains – net	818,007,039
Total accumulated gains – net	$853,607,932

As of December 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$27,398,228,088
Gross unrealized gain	1,158,650,091
Gross unrealized loss	(340,611,254)
Net unrealized security gain	$818,038,837

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, oither financial instruments, amortization of premium and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2021 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$195,584,313	$27,969,983,229	$ –	$(19,818,644,422)

*	Includes U.S. Government sponsored enterprises securities

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2021, the Fund engaged in cross-trade purchases of $53,895,794 and sales of $157,672,860 which resulted in a net realized gain of $8,949,698.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2021 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2021 (as described in Note 2(i)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$1,714,698
Credit Default Swap Contracts(2)	–	–	$132,114
Forward Foreign Currency Exchange Contracts(3)	–	$710,074	–
Futures Contracts(4)	$656,511	–	–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$1,629,687
Credit Default Swap Contracts(5)	–	–	$21,950,801
Forward Foreign Currency Exchange Contract(6)	–	$3,957,389	–
Futures Contracts(4)	12,848,676	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Credit default swap agreements receivable, at fair value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(4)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statement of Assets and Liabilities location: Credit default swap agreements payable, at fair value.
(6)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended December 31, 2021 were as follows:

		Inflation
		Linked/
		Interest	Foreign
	Equity	Rate	Currency	Credit
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	–	$(23,009,051)
Forward Foreign Currency Exchange Contracts(2)	–	–	$36,391,147	–
Futures Contracts(3)	$(14,322,741)	$122,539,148	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	–	$6,615,873
Forward Foreign Currency Exchange Contracts(5)	–	–	$1,071,810	–
Futures Contracts(6)	–	$(26,971,753)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(7)	–	–	–	1,574,157,131
Forward Foreign Currency Exchange Contracts(8)	–	–	$516,439,891	–
Futures Contracts(7)	337	50,709	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2021.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Credit Default Swaps Contracts	$132,114	$–	$132,114
Forward Foreign Currency Exchange Contracts	710,074	–	710,074
Repurchase Agreements	147,329,234	–	147,329,234
Total	$148,171,422	$–	$148,171,422
	Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Citibank	$132,114	$(132,114)	$–	$–	$–
Morgan Stanley	367,988	(367,988)	–	–	–
Standard Chartered Bank	342,086	–	(270,000)	–	72,086
Fixed Income Clearing Corp.	147,329,234	–	–	(147,329,234)	–
Total	$148,171,422	$(500,102)	$(270,000)	$(147,329,234)	$72,086

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Credit Default Swap Contracts	$21,950,801	$–	$21,950,801
Forward Foreign Currency Exchange Contracts	3,957,389	–	3,957,389
Reverse Repurchase Agreements	3,854,284	–	3,854,284
Total	$29,762,474	$–	$29,762,474
	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Barclays Bank plc	$3,854,284	$–	$–	$(3,854,284)	$–
Citibank	14,218,151	(132,114)	(14,026,824)	–	59,213
Credit Agricole	159,965	–	–	–	159,965
Goldman Sachs	2,046,429	–	(1,710,000)	–	336,429
Morgan Stanley	8,598,018	(367,988)	(6,490,000)	–	1,740,030
State Street Bank and Trust	885,627	–	(480,000)	–	405,627
Total	$29,762,474	$(500,102)	$(22,706,824)	$(3,854,284)	$2,701,264

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2021.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2021.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended December 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

The Fund utilized the Facility for the period December 10, 2021 through December 13, 2021 with an average borrowing amount of $38,062,420. The average interest rate during the period was 1.33% and total interest paid amounted to $4,322.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the

Notes to Financial Statements (continued)

“Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2021, the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average	Average	Interest
Amount Loaned	Interest Rate	Income
$28,205,000	0.54%	$413

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Bond Debenture Fund had the following transactions with affiliated issuers during the fiscal year ended December 31, 2021:

Net
			Proceeds	Net	Change in		Shares
Affiliated	Value at	Purchases	from	Realized	Appreciation	Value at	as of	Dividend
Issuer	12/31/2020	at Cost	Sales	Gain(Loss)	(Depreciation)	12/31/2021	12/31/2021	Income
Hawaiian Holdings Inc(a)(b)	$32,674,501	$34,361,677	$(71,037,771)	$(121,717)	$4,123,310	$ –	$–	$–

(a)	Not affiliated at the beginning of the period.
(b)	Not affiliated at the end of the period.

14.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any

Notes to Financial Statements (continued)

securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2021, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of	Collateral
Securities Loaned	Received(1)
$76,846,398	$78,958,492

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

15.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund

Notes to Financial Statements (continued)

of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID 19 outbreak which began in late 2019) may disrupt securities markets and adversely

Notes to Financial Statements (continued)

affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors and others can affect the Fund’s performance.

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	206,402,323	$1,748,549,646	157,828,188	$1,247,429,407
Converted from Class C*	469,146	3,971,581	27,104,298	215,045,790
Reinvestment of distributions	25,670,930	216,975,284	23,977,523	188,807,761
Shares reacquired	(124,990,630)	(1,058,579,414)	(154,975,281)	(1,201,109,809)
Increase	107,551,769	$910,917,097	53,934,728	$450,173,149

Class C Shares
Shares sold	39,302,649	$333,880,452	37,621,637	$299,231,798
Reinvestment of distributions	4,050,570	34,312,333	4,567,428	35,936,774
Shares reacquired	(33,680,789)	(285,954,342)	(36,038,524)	(280,575,914)
Converted to Class A*	(467,994)	(3,971,581)	(27,009,701)	(215,045,790)
Increase (decrease)	9,204,436	$78,266,862	(20,859,160)	$(160,453,132)

Class F Shares
Shares sold	718,872,319	$6,079,659,681	552,538,189	$4,318,157,677
Reinvestment of distributions	36,410,599	307,140,384	26,035,953	205,019,920
Shares reacquired	(301,307,439)	(2,545,419,316)	(352,095,601)	(2,712,535,592)
Increase	453,975,479	$3,841,380,749	226,478,541	$1,810,642,005

Class F3 Shares
Shares sold	290,585,175	$2,450,723,936	126,591,883	$999,521,576
Reinvestment of distributions	19,397,721	163,140,582	13,162,579	103,289,531
Shares reacquired	(50,869,047)	(428,524,098)	(65,428,154)	(502,039,709)
Increase	259,113,849	$2,185,340,420	74,326,308	$600,771,398

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	193,011,609	$1,626,218,838	118,039,562	$916,994,059
Reinvestment of distributions	11,126,567	93,484,913	7,546,014	59,201,144
Shares reacquired	(61,320,377)	(516,114,345)	(85,647,931)	(656,056,441)
Increase	142,817,799	$1,203,589,406	39,937,645	$320,138,762

Class P Shares
Shares sold	145,209	$1,260,351	196,791	$1,597,987
Reinvestment of distributions	51,930	448,944	66,369	533,363
Shares reacquired	(382,642)	(3,323,899)	(633,738)	(5,060,755)
Decrease	(185,503)	$(1,614,604)	(370,578)	$(2,929,405)

Class R2 Shares
Shares sold	225,137	$1,909,831	275,486	$2,139,183
Reinvestment of distributions	16,438	138,900	19,221	151,092
Shares reacquired	(301,118)	(2,550,909)	(495,836)	(3,930,282)
Decrease	(59,543)	$(502,178)	(201,129)	$(1,640,007)

Class R3 Shares
Shares sold	7,245,529	$61,241,724	6,611,968	$52,550,660
Reinvestment of distributions	1,021,610	8,618,480	948,942	7,452,905
Shares reacquired	(4,316,643)	(36,470,385)	(4,698,977)	(36,107,907)
Increase	3,950,496	$33,389,819	2,861,933	$23,895,658

Class R4 Shares
Shares sold	4,245,023	$35,996,735	5,324,778	$42,217,803
Reinvestment of distributions	216,804	1,832,681	197,209	1,551,816
Shares reacquired	(2,786,214)	(23,603,740)	(4,174,784)	(33,204,398)
Increase	1,675,613	$14,225,676	1,347,203	$10,565,221

Class R5 Shares
Shares sold	1,478,465	$12,473,875	1,533,274	$12,080,926
Reinvestment of distributions	125,286	1,054,204	106,943	838,962
Shares reacquired	(653,471)	(5,512,519)	(964,294)	(7,618,343)
Increase	950,280	$8,015,560	675,923	$5,301,545

Class R6 Shares
Shares sold	23,931,077	$201,759,214	19,643,874	$154,381,481
Reinvestment of distributions	1,378,285	11,594,422	953,284	7,485,109
Shares reacquired	(9,922,185)	(83,650,750)	(10,110,583)	(78,619,883)
Increase	15,387,177	$129,702,886	10,486,575	$83,246,707

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of an appropriate benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2021. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board further

Approval of Advisory Contract (continued)

considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. Based on these considerations, the Board concluded that economies of scale were adequately addressed in respect of the Fund.

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, 99% of the net investment income distributions paid by the Fund during the year ended December 31, 2021 represent interest-related dividends.

3% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2021 is qualified dividend income. For corporate shareholders, 3% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2021, $100,340,151 represent short-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Bond-Debenture Fund, Inc.	LABD-2 (2/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$73,000	$73,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	73,000	73,000

Tax Fees {b}	7,671	7,597
All Other Fees	- 0 -	- 0 -

Total Fees	$80,671	$80,597

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$214,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 25, 2022

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 25, 2022